As filed with the Securities and Exchange Commission on February 12, 2003


                                            1933 Act Registration No.: 333-18419
                                            1940 Act Registration No.: 811-05721
--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [ ]

                        POST-EFFECTIVE AMENDMENT NO. 8                      [X]

                                      AND

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [_]

                               AMENDMENT NO. 52                             [X]

                  LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H
                          (Exact Name of Registrant)

                              American Legacy III


                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                           1300 South Clinton Street
                             Post Office Box 1110
                          Fort Wayne, Indiana  46801
             (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, including Area Code:  (260)455-2000

                         Elizabeth A. Frederick, Esq.
                  The Lincoln National Life Insurance Company
                              1300 S. Clinton St.
                             Post Office Box 1110
                          Fort Wayne, Indiana  46801
                   (Name and Address of Agent for Service)

                                    Copy to:
                             Mary Jo Ardington, Esq.
                   The Lincoln National Life Insurance Company
                             1300 S. Clinton Street
                              Post Office Box 1110
                              Fort Wayne, IN 46801

            Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:


[ ] immediately upon filing pursuant to paragraph (b) of Rule 485

[ ] on ___________, pursuant to paragraph (b)


[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[X] on April 30, 2003 pursuant to paragraph (a)(1) of Rule 485


                  Title of securities being registered:
 Interests in a separate account under individual flexible premium deferred variable annuity contracts.

American Legacy III
Lincoln National Variable Annuity Account H
Individual Variable Annuity Contracts

Home Office:
Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
www.LincolnRetirement.com

This Prospectus describes the individual flexible premium deferred variable annuity contract that is issued by Lincoln National Life Insurance Company (Lincoln Life). It is primarily for use with nonqualified plans and qualified retirement plans under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Qualified, non-ERISA 403(b) contracts will only be issued for purchase payments that are either lump sum transfers or rollovers. Generally, you do not pay federal income tax on the contract's growth until it is paid out. The contract is designed to accumulate contract value and to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount or a combination of both. If you die before the annuity commencement date, we will pay your beneficiary a death benefit. In the alternative, you may choose to receive a death benefit on the death of the annuitant.

The minimum initial purchase payment for the contract is $5,000.

Additional purchase payments may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually. Note, however, that for contracts purchased in the State of Oregon, no purchase payments may be made after the first contract year.

You choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. If you put all your purchase payments into the fixed account, we guarantee your principal and a minimum interest rate. We limit withdrawals and transfers from the fixed side of the contract.

All purchase payments for benefits on a variable basis will be placed in Lincoln National Variable Annuity Account H (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln Life. If you put all or some of your purchase payments into one or more of the contract's variable options you take all the investment risk on the contract value and the retirement income. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract.

The available funds, listed below, are each part of American Funds Insurance Series (series) Class 2 Shares:
   Global Discovery
   Global Growth
   Global Small Capitalization
   Growth
   International
   New World
   Blue Chip Income and Growth
   Growth-Income
   Asset Allocation
   Bond
   High-Income Bond (formerly High-Yield Bond)
   U.S. Government/AAA-Rated Securities
   Cash Management

This Prospectus gives you information about the contracts that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectus for the funds that is attached, and keep both prospectuses for reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

You can obtain a current Statement of Additional Information (SAI), dated the same date as this prospectus, about the contracts which has more information. Its terms are made part of this Prospectus. If you have any questions or for a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2348, Fort Wayne, Indiana 46801, or call 1-800-942-5500. The SAI and other information about Lincoln Life and Account H are also available on the SEC's web site (http://www.sec.gov). There is a table of contents for the SAI on the last page of this Prospectus.




____________, 2003

Table of contents

                Item                                        Page
                ------------------------------------------------
                Special terms                                 2
                ------------------------------------------------
                Expense tables                                3
                ------------------------------------------------
                Summary                                       5
                ------------------------------------------------
                Condensed financial information               6
                ------------------------------------------------
                Investment results                            8
                ------------------------------------------------
                Financial statements                          8
                ------------------------------------------------
                Lincoln National Life Insurance Co.           8
                ------------------------------------------------
                Fixed side of the contract                    8
                ------------------------------------------------
                Variable annuity account (VAA)                8
                ------------------------------------------------
                Investments of the variable annuity account   9
                ------------------------------------------------
                Charges and other deductions                 11
                ------------------------------------------------
                The contracts                                13
                ------------------------------------------------

               Item                                         Page
               -------------------------------------------------
               Annuity payouts                               22
               -------------------------------------------------
               Federal tax matters                           25
               -------------------------------------------------
               Voting rights                                 29
               -------------------------------------------------
               Distribution of the contracts                 29
               -------------------------------------------------
               Return privilege                              29
               -------------------------------------------------
               State regulation                              30
               -------------------------------------------------
               Restrictions under the Texas Optional
               Retirement Program                            30
               -------------------------------------------------
               Records and reports                           30
               -------------------------------------------------
               Other information                             30
               -------------------------------------------------
               Statement of additional information table of
               contents for Variable Annuity Account H
               American Legacy III                           31
               -------------------------------------------------

Special terms

(We have italicized the terms that have special meaning throughout the Prospectus)

Account or variable annuity account (VAA)--The segregated investment account, Account H, into which Lincoln Life sets aside and invests the assets for the variable side of the contract offered in this Prospectus.

Accumulation unit--A measure used to calculate contract value for the variable side of the contract before the annuity commencement date.

Annuitant--The person on whose life the annuity payouts are based and upon whose death a death benefit may be made.

Annuity commencement date--The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout--An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit--A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date.

Beneficiary--The person you choose to receive the death benefit that is paid if you die before the annuity commencement date.

Contractowner (you, your, owner)--The person who has the ability to exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the owner is the annuitant.

Contract value--At a given time before the annuity commencement date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract.

Contract year--Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit--The amount payable to your designated beneficiary if the owner dies before the annuity commencement date or, if selected, to the owner if the annuitant dies. An Enhanced Guaranteed Minimum Death Benefit or an Estate Enhancement Benefit Rider may be available.

Free amount--The amount that may be withdrawn each contract year without incurring a surrender charge.

I-4Life/SM/ Advantage--An income program which combines periodic variable lifetime income payments with the ability to make withdrawals during a defined period, earlier version called Income4Life(R) Solution.

Lincoln Life (we, us, our)--The Lincoln National Life Insurance Company.

Purchase payments--Amounts paid into the contract.

Series--American Funds Insurance Series (series), the funds to which you direct purchase payments.

American Legacy III subaccount--The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date--Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period--The period starting a the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense tables

Summary of contractowner expenses:

   The maximum surrender charge (contingent deferred sales charge)
   (as a percentage of purchase payments surrendered/withdrawn):   6%

The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may waive this charge in certain situations. See Surrender charges.

--------------------------------------------------------------------------------

Guaranteed Benefit Rider Charge


Annual maximum guaranteed charge of 0.95% applied to the Guaranteed Benefit amount. This annual charge is currently 0.45%.*


Account H annual expenses for American Legacy III subaccounts:**

(as a percentage of average account value):

                                                                                    With Enhanced
                                                            With Estate Enhancement Guaranteed Minimum    Without EGMDB
                                                            Benefit Rider (EEB)     Death Benefit (EGMDB) or EEB Rider
                                                            ----------------------- --------------------- -------------
Mortality and expense risk charge                                    1.50%                  1.30%             1.15%
Administrative charge                                                 .10%                   .10%              .10%
                                                                     -----                  -----             -----
Total annual charge for each American Legacy III subaccount          1.60%                  1.40%             1.25%

Annual expenses of the funds for the year ended December 31, 2001:
(as a percentage of each fund's average net assets):


                                    Management     12b-1     Other        Total
                                    fees       +   fees  +   expenses =   expenses
----------------------------------------------------------------------------------
 1. Global Discovery                   .58%        .25%        .03%         .86%
----------------------------------------------------------------------------------
 2. Global Growth                       .66         .25         .04          .95
----------------------------------------------------------------------------------
 3. Global Small Capitalization         .80         .25         .03         1.08
----------------------------------------------------------------------------------
 4. Growth                              .37         .25         .01          .63
----------------------------------------------------------------------------------
 5. International                       .55         .25         .06          .86
----------------------------------------------------------------------------------
 6. New World                           .85         .25         .06         1.16
----------------------------------------------------------------------------------
 7. Blue Chip Income and Growth         .50         .25         .01          .76
----------------------------------------------------------------------------------
 8. Growth-Income                       .33         .25         .02          .60
----------------------------------------------------------------------------------
 9. Asset Allocation                    .43         .25         .02          .70
----------------------------------------------------------------------------------
10. Bond                                .48         .25         .01          .74
----------------------------------------------------------------------------------
11. High-Income Bond                    .50         .25         .01          .76
----------------------------------------------------------------------------------
12. U.S. Govt./AAA-Rated Securities     .46         .25         .01          .72
----------------------------------------------------------------------------------
13. Cash Management                     .45         .25         .01          .71
----------------------------------------------------------------------------------



*This annual charge is deducted from the contract value on a quarterly basis.


**The VAA is divided into separately-named subaccounts. Each subaccount, in turn, invests purchase payments in shares of a class of its respective fund.

EXAMPLES
(expenses of the subaccounts and of the funds):

If you surrender your contract at the end of the time period shown, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

                                             1 year          3 years          5 years         10 years
--------------------------------------------------------------------------------------------------------------
1. Global Discovery                           $85             $127             $161             $280
--------------------------------------------------------------------------------------------------------------
2. Global Growth                               86              129              166              289
--------------------------------------------------------------------------------------------------------------
3. Global Small Capitalization                 87              133              172              301
--------------------------------------------------------------------------------------------------------------
4. Growth                                      83              120              149              256
--------------------------------------------------------------------------------------------------------------
5. International                               85              127              161              280
--------------------------------------------------------------------------------------------------------------
6. New World                                   88              136              176              309
--------------------------------------------------------------------------------------------------------------
7. Blue Chip Income and Growth                 84              124              156              270
--------------------------------------------------------------------------------------------------------------
8. Growth-Income                               82              119              148              253
--------------------------------------------------------------------------------------------------------------
9. Asset Allocation                            83              122              153              264
--------------------------------------------------------------------------------------------------------------
10. Bond                                       84              123              155              268
--------------------------------------------------------------------------------------------------------------
11. High-Income Bond                           84              124              156              270
--------------------------------------------------------------------------------------------------------------
12. U.S. Govt./AAA-Rated Securities            84              122              154              266
--------------------------------------------------------------------------------------------------------------
13. Cash Management                            83              122              154              265
--------------------------------------------------------------------------------------------------------------

If you do not surrender your contract, you would pay the following expenses on a $1,000 investment, assuming a
5% annual return:

                                             1 year          3 years          5 years         10 years
--------------------------------------------------------------------------------------------------------------
1. Global Discovery                           $25             $ 77             $131             $280
--------------------------------------------------------------------------------------------------------------
2. Global Growth                               26               79              136              289
--------------------------------------------------------------------------------------------------------------
3. Global Small Capitalization                 27               83              142              301
--------------------------------------------------------------------------------------------------------------
4. Growth                                      23               70              119              256
--------------------------------------------------------------------------------------------------------------
5. International                               25               77              131              280
--------------------------------------------------------------------------------------------------------------
6. New World                                   28               86              146              309
--------------------------------------------------------------------------------------------------------------
7. Blue Chip Income and Growth                 24               74              126              270
--------------------------------------------------------------------------------------------------------------
8. Growth-Income                               22               69              118              253
--------------------------------------------------------------------------------------------------------------
9. Asset Allocation                            23               72              123              264
--------------------------------------------------------------------------------------------------------------
10. Bond                                       24               73              125              268
--------------------------------------------------------------------------------------------------------------
11. High-Income Bond                           24               74              126              270
--------------------------------------------------------------------------------------------------------------
12. U.S. Govt./AAA-Rated Securities            24               72              124              266
--------------------------------------------------------------------------------------------------------------
13. Cash Management                            23               72              124              265
--------------------------------------------------------------------------------------------------------------

The Expense Tables reflect expenses of the VAA as well as expenses of the funds. We provide these examples to help you understand the direct and indirect costs and expenses of the contract. The examples assume that the EEB and the Guaranteed Benefit Rider is in effect.


For more information, see Charges and other deductions in this Prospectus, and Management and Organization in the Prospectus for the series. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which regular income or annuity payouts are made. See The contracts--I-4Life/SM/ Advantage for IRA contracts and Annuity payouts--including I-4Life/SM/ Advantage (non-qualified annuity contracts only). We also reserve the right to impose a charge on transfers between subaccounts and to and from the fixed account--currently, there is no charge. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

Summary

What kind of contract am I buying? It is an individual annuity contract between you and Lincoln Life. It may provide for a fixed annuity and/or a variable annuity. This Prospectus describes the variable side of the contract. See The contracts. This contract and certain riders, service features and enhancements may not be available in all states, and the charges may vary in certain states. Please check with your investment representative regarding their availability.

What is the variable annuity account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which Lincoln Life may conduct. See Variable annuity account.

What are my investment choices? Based upon your instruction, the VAA applies your purchase payments to buy series shares in one or more of the investment funds of the series: Global Discovery, Global Growth, Global Small Capitalization, Growth, International, New World, Growth-Income, Blue Chip Income and Growth, Asset Allocation, Bond, High-Income Bond, U.S. Government/AAA-Rated Securities and Cash Management. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the variable annuity account and Description of the series.

Who invests my money? The investment adviser for the series is Capital Research and Management Company (CRMC), Los Angeles, California. CRMC is registered as an investment adviser with the SEC. See Investments of the variable annuity account and Investment adviser.

How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you buy accumulation units. If you decide to receive an annuity payout, your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you received and the value of each annuity unit on payout days. See The contracts.

What charges do I pay under the contract? If you withdraw contract value, you pay a surrender charge from 0% to 6%, depending upon how many contract years those payments have been in the contract. We may waive surrender charges in certain situations. See Surrender charges.

We will deduct any applicable premium tax from purchase payments or contract value at the time the tax is incurred or at another time we choose.

We apply a charge to the daily net asset value of the VAA. This charge consists of a mortality and expense risk charge equal to an annual rate of 1.30% if the EGMDB is in effect, 1.50% if the EEB Rider is in effect, and 1.15% if neither the EGMDB nor the EEB Rider is in effect. There is an administrative charge of 0.10% in addition to all of the above mortality and expense risk charges. See Charges and other deductions.


The annual charge for the Guaranteed Benefit Rider is currently 0.45% of the Guaranteed Benefit deducted on a quarterly basis. If you elect to reset your Guaranteed Benefit, we reserve the right to increase the charge up to a maximum of 0.95%. See Charges and other deductions.



The series pays a management fee to CRMC based on the average daily net asset value of each fund. See Investments of the variable annuity account--Investment adviser. Each fund also has a 12b-1 fee and additional operating expenses. These are described in the Prospectus for the series.


Charges may also be imposed during the regular income or annuity payout period, including if you elect I-4Life/SM/ Advantage. See The contracts and Annuity payouts.

For information about the compensation we pay for sales of the contracts, see The contracts--Commissions.

What purchase payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The contracts--Purchase payments.

How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What is I-4Life/SM/ Advantage? I-4Life/SM/ Advantage is an income program that provides periodic variable lifetime income payments, a death benefit, and the ability to make purchase payments (IRA contracts only) and withdrawals during a defined period of time. We assess a charge, imposed only during the I-4Life/SM/ Advantage payout phase, based on the I-4Life/SM/ Advantage death benefit you choose.

What happens if I die before I annuitize? Your beneficiary will receive the death benefit proceeds based upon the death benefit option you elect. Your beneficiary has options as to how the death benefit is paid. In the alternative, you may choose to receive a death benefit upon the death of the annuitant. See Death benefit before the annuity commencement date. See I-4Life/SM/ Advantage (IRA).

May I transfer contract value between variable options and between the fixed side of the contract? Yes, with certain limits. See The contracts--Transfers between subaccounts on or before the annuity commencement date and Transfers following the annuity commencement date. Transfers to and from the General Account on or before the annuity commencement date.


What is the Guaranteed Benefit Rider? This Rider, which is available for purchase at an additional charge, provides a Guaranteed Benefit equal to the initial purchase payment (or contract value at the time of election) as adjusted. You may access this benefit through periodic withdrawals.


May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See Surrenders and withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and other deductions. A portion of surrender/withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 59 1/2, a 10% Internal Revenue Service
(IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal tax matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our home office. In most states you assume the risk of any market drop on purchase payments you allocate to the variable side of the contract. See Return privilege.

Condensed financial information

Accumulation unit values

The following information relating to accumulation unit values and number of accumulation units for the American Legacy III subaccounts for the following periods ended December 31, 2001 comes from the VAA's financial statements. It should be read along with the VAA's financial statements and notes which are all included in the SAI.

                                                     1997*             1998             1999            2000
                                                ---------------- ---------------- ---------------- ---------------
                                                    with without     with without     with without    with without
                                                   EGMDB   EGMDB    EGMDB   EGMDB    EGMDB   EGMDB   EGMDB   EGMDB
------------------------------------------------------------------------------------------------------------------
Global Discovery Subaccount***
.. Beginning of period unit value..................................................................................
.. End of period unit value........................................................................................
.. End of period number of units (000's omitted)...................................................................
------------------------------------------------------------------------------------------------------------------
Global Growth Subaccount
.. Beginning of period unit value............... $  1.000  1.000     1.073  1.075     1.363   1.367   2.280   2.291
.. End of period unit value..................... $  1.073  1.075     1.363  1.367     2.280   2.291   1.824   1.835
.. End of period number of units (000's omitted)   41,077  8,427    81,692 16,793   137,048  27,671 198,779  36,417
------------------------------------------------------------------------------------------------------------------
Global Smallcap Subaccount**
.. Beginning of period unit value...............                  $  1.000  1.000     1.013   1.014   1.912   1.917
.. End of period unit value.....................                  $  1.013  1.014     1.912   1.917   1.574   1.580
.. End of period number of units (000's omitted)                    18,001  2,996    44,616   7,492  94,180  16,111
------------------------------------------------------------------------------------------------------------------
Growth Subaccount
.. Beginning of period unit value............... $  1.000  1.000     1.255  1.256     1.673   1.677   2.595   2.605
.. End of period unit value..................... $  1.255  1.258     1.673  1.677     2.595   2.605   2.673   2.688
.. End of period number of units (000's omitted)   60,965 12,933   178,721 34,915   349,497  60,530 519,498  83,443
------------------------------------------------------------------------------------------------------------------
International Subaccount
.. Beginning of period unit value............... $  1.000  1.000     1.024  1.025     1.221   1.224   2.119   2.127
.. End of period unit value..................... $  1.024  1.025     1.221  1.224     2.119   2.127   1.628   1.637
.. End of period number of units (000's omitted)   44,693  8,629    93,698 17,330   146,312  26,369 220,237  34,746
------------------------------------------------------------------------------------------------------------------
New World Subaccount***
.. Beginning of period unit value................................................. $  1.000   1.000   1.174   1.175
.. End of period unit value....................................................... $  1.174   1.175   1.011   1.013
.. End of period number of units (000's omitted)..................................   23,253   3,728  63,067  10,167
------------------------------------------------------------------------------------------------------------------
Blue Chip Income and Growth Subaccount***
.. Beginning of period unit value..................................................................................
.. End of period unit value........................................................................................
.. End of period number of units (000's omitted)...................................................................
------------------------------------------------------------------------------------------------------------------
Growth-Income Subaccount
.. Beginning of period unit value............... $  1.000  1.000     1.186  1.187     1.381   1.385   1.514   1.520
.. End of period unit value..................... $  1.186  1.187     1.381  1.385     1.514   1.520   1.612   1.621
.. End of period number of units (000's omitted)  131,937 31,735   356,164 86,985   614,233 129,157 803,849 154,038
------------------------------------------------------------------------------------------------------------------
Asset Allocation Subaccount
.. Beginning of period unit value............... $  1.000  1.000     1.139  1.141     1.269   1.272   1.338   1.343
.. End of period unit value..................... $  1.139  1.141     1.269  1.272     1.338   1.343   1.377   1.385
.. End of period number of units (000's omitted)   34,572  9,909   112,045 33,007   191,454  50,805 225,248  54,259
------------------------------------------------------------------------------------------------------------------
Bond Subaccount
.. Beginning of period unit value............... $  1.000  1.000     1.080  1.081     1.108   1.111   1.121   1.125
.. End of period unit value..................... $  1.080  1.081     1.108  1.111     1.121   1.125   1.161   1.167
.. End of period number of units (000's omitted)   10,398  2,562    34,413  8,540    55,097  14,079  72,571  18,039
------------------------------------------------------------------------------------------------------------------
High-Income Bond Subaccount
.. Beginning of period unit value............... $  1.000  1.000     1.095  1.096     1.083   1.085   1.127   1.131
.. End of period unit value..................... $  1.095  1.096     1.083  1.085     1.127   1.131   1.074   1.080
.. End of period number of units (000's omitted)   19,000  3,665    52,869 11,909    70,525  16,311  84,318  19,140
------------------------------------------------------------------------------------------------------------------
U.S. Government/AAA-Rated Subaccount
.. Beginning of period unit value............... $  1.000  1.000     1.066  1.067     1.134   1.137   1.110   1.114
.. End of period unit value..................... $  1.066  1.067     1.134  1.137     1.110   1.114   1.219   1.226
.. End of period number of units (000's omitted)    6,326  1,559    23,722  6,310    32,310  10,250  41,354  13,406
------------------------------------------------------------------------------------------------------------------
Cash Management Subaccount
.. Beginning of period unit value............... $  1.000  1.000     1.023  1.024     1.059   1.061   1.092   1.096
.. End of period unit value..................... $  1.023  1.024     1.059  1.061     1.092   1.096   1.138   1.144
.. End of period number of units (000's omitted)   10,861  3,422    24,318  7,948    34,892   8,461  29,916   8,256
------------------------------------------------------------------------------------------------------------------

*The VAA began operations on August 1, 1989. However, the subaccounts did not begin operations until April 30, 1997, so the figures for 1997 represent experience of less than one year.
**The Global Small Capitalization subaccount began operations on April 30, 1998 so the figures for 1998 represent experience of less than one year.
***The New World subaccount began operations on June 17, 1999 so the figures for 1999 represent experience of less than one year. The Global Discovery and Blue Chip Income and Growth Subaccounts began operations on July 5, 2001 so the figures for 2001 represent experience of less than one year.
****The EEB Rider was not available until September 19, 2001, so the figures for 2001 represent experience of less than one year.

          2001
------------------------
    with without    with
   EGMDB   EGMDB EEB****
------------------------
$  1.000   1.000  1.000
$  0.926   0.927  1.067
   2,202   1,116     39
------------------------
   1.824   1.835  1.000
   1.543   1.555  1.075
 209,337  37,541    339
------------------------
   1.574   1.580  1.000
   1.352   1.360  1.113
 103,656  19,306     90
------------------------
   2.673   2.688  1.000
   2.157   2.172  1.082
 590,375  90,488  2,938
------------------------
   1.628   1.637  1.000
   1.286   1.295  1.022
 241,591  38,535    490
------------------------
   1.011   1.013  1.000
   0.955   0.959  1.043
  65,714  11,838     56
------------------------
$  1.000   1.000  1.000
$  0.939   0.940  1.014
  38,594   6,737    740
------------------------
   1.612   1.621  1.000
   1.630   1.642  1.053
 976,133 174,961  3,605
------------------------
   1.377   1.385  1.000
   1.365   1.375  1.019
 278,410  62,447    827
------------------------
   1.161   1.167  1.000
   1.238   1.246  1.000
 108,841  25,043    153
------------------------
   1.074   1.080  1.000
   1.141   1.149  1.018
  98,939  21,557    102
------------------------
   1.219   1.226  1.000
   1.286   1.295  1.005
  68,973  19,983    114
------------------------
   1.138   1.144  1.000
   1.161   1.169  1.001
  53,161  13,256     45
------------------------

Investment results

At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without contingent deferred sales charges. Results calculated without contingent deferred sales charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value.

During extended periods of low interest rates, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative.

The annual performance of the subaccounts is based on past performance and does not indicate or represent future performance. See the SAI for further information.

Financial statements

The financial statements of the VAA and the statutory-basis financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the enclosed card, or call 1-800-942-5500.

Lincoln National Life Insurance Co.

The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana stock insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corp. (LNC), a publicly held insurance and financial services holding company domiciled in Indiana.

Fixed side of the contract

Purchase payments allocated to the fixed side of the contract become part of Lincoln Life's general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, Lincoln Life has not registered interests in the general account as a security under the Securities Act of 1933 and has not registered the general account as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. Lincoln Life has been advised that the staff of the SEC has not made a review of the disclosures which are included in this Prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in Prospectuses. This Prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

Purchase payments allocated to the fixed side of the contract are guaranteed to be credited with a minimum interest rate, specified in the contract, of at least 3.0%. A purchase payment allocated to the fixed side of the contract is credited with interest beginning on the next calendar day following the date of receipt if all data is complete. Lincoln Life may vary the way in which it credits interest to the fixed side of the contract from time to time.

ANY INTEREST IN EXCESS OF 3.0% WILL BE DECLARED IN ADVANCE IN LINCOLN LIFE'S SOLE DISCRETION, CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3.0% WILL BE DECLARED.

Variable annuity account (VAA)

On February 7, 1989, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The SEC does not supervise the VAA or Lincoln Life. The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. Lincoln Life is the issuer of the contracts, and the obligations set forth in the contract, other than those of the contractowner, are Lincoln Life's. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by Lincoln Life in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA invest in the same portfolios of the series as the contracts described in this Prospectus. These other annuity contracts may have different charges that could affect the performance of their subaccounts, and they offer different benefits.

Investments of the variable annuity account

You decide the subaccount(s) to which you allocate purchase payments. There is a separate subaccount which corresponds to each class of each fund of the series. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The series is required to redeem fund shares at net asset value upon our request. We reserve the right to add, delete or substitute funds.

Investment adviser
The investment adviser for the series is Capital Research and Management Company (CRMC), 333 South Hope Street, Los Angeles, California 90071. CRMC is one of the nation's largest and oldest investment management organizations. As compensation for its services to the series, the investment adviser receives a fee from the series which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined under Purchases and Redemptions of Shares, in the Prospectus for the series.

With respect to the series, the adviser and/or distributor, or an affiliate thereof, may compensate Lincoln Life (or an affiliate) for administrative, distribution, or other services. It is anticipated that such compensation will be based on assets of the particular Series attributable to the contracts along with certain other variable contracts issued or administered by Lincoln Life (or an affiliate).

Description of the series
The series was organized as a Massachusetts business trust in 1983 and is registered as a diversified, open-end management investment company under the 1940 Act. Diversified means not owning too great a percentage of the securities of any one company. An open-end company is one which, in this case, permits Lincoln Life to sell its shares back to the series when you make a withdrawal, surrender the contract or transfer from one fund to another. Management investment company is the legal term for a mutual fund. These definitions are very general. The precise legal definitions for these terms are contained in the 1940 Act.

The series has thirteen separate portfolios of funds. Fund assets are segregated and a shareholder's interest is limited to those funds in which the shareholder owns shares. The series has adopted a plan pursuant to Rule 18f-3 under the 1940 Act to permit the series to establish a multiple class distribution system for all of its portfolios. The series' Board of Trustees may at any time establish additional funds or classes, which may or may not be available to the VAA.

Under the multi-class system adopted by the series, shares of each multi-class fund represent an equal pro rata interest in that fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (1) each class has a different designation; (2) each class of shares bears its class expenses; (3) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangement; and (4) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Expenses currently designated as class expenses by the series' Board of Trustees under the plan pursuant to Rule 18f-3 include, for example, service fees paid under a 12b-1 plan to cover servicing fees paid to dealers selling the contracts as well as related expenses incurred by Lincoln Life.

Each fund has two classes of shares, designated as Class 1 shares and Class 2 shares. Class 1 and 2 differ primarily in that Class 2 (but not Class 1) shares are subject to a 12b-1 plan. Only Class 2 shares are available under the contracts.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser.

Following are brief summaries of the investment objectives and policies of the funds. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund. More detailed information may be obtained from the current Prospectus for the series which is included in this booklet. You should read the series' prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.

 1.Global Discovery Fund--The fund seeks to make your investment grow over time by investing primarily in stocks of companies in the services and information area of the global economy. Companies in the services and information area include, for example, those involved in the fields of telecommunications, computer systems and software, the Internet, broadcasting and publishing, health care, advertising, leisure, tourism, financial services, distribution and transportation. Providing you with current income is a secondary consideration.

 2.Global Growth Fund--The fund seeks to make your investment grow over time by investing primarily in common stocks of companies located around the world. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

 3.Global Small Capitalization Fund--The fund seeks to make your investment grow over time by investing primarily in stocks of smaller companies located around the world that typically have market capitalizations of $50 million to $1.5 billion. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

 4.Growth Fund--The fund seeks to make your investment grow over time by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

 5.International Fund--The fund seeks to make your investment grow over time by investing primarily in common stocks of companies located outside the United States. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

 6.New World Fund--The fund seeks to make your investment grow over time by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The fund may also invest in debt securities of issuers, including issuers of lower rated bonds and government securities, in these countries. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

 7.Blue Chip Income and Growth Fund--The fund seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing. The fund invests primarily in common stocks of larger, more established companies based in the U.S.

 8.Growth-Income Fund--The fund seeks to make your investment grow and provide you with income over time by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The fund is designed for investors seeking both capital appreciation and income.

 9.Asset Allocation Fund--The fund seeks to provide you with high total return
   (including income and capital gains) consistent with preservation of capital over the long-term by investing in a diversified portfolio of common stocks and other equity securities; bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less).

10.Bond Fund--The fund seeks to maximize your level of current income and preserve your capital by investing primarily in bonds. The fund is designed for investors seeking income and more price stability than stocks, and capital preservation over the long-term.

11.High-Income Bond Fund (formerly High-Yield Bond)--The fund seeks to provide you with a high level of current income and secondarily capital appreciation by investing primarily in lower quality debt securities (rated Ba or BB or below by Moody's Investors Services, Inc. or Standard & Poor's Corporation), including those of non-U.S. issuers. The fund may also invest in equity securities, and securities that have both equity and debt characteristics, that provide an opportunity for capital appreciation.

12.U.S. Government/AAA-Rated Securities Fund--The fund seeks to provide you with a high level of current income, as well as preserve your investment. The fund invests primarily in securities that are guaranteed by the "full faith and credit" pledge of the U.S. Government and securities that are rated AAA or Aaa by Moody's Investor's Services, Inc. or Standard & Poor's Corporation or unrated but determined to be of equivalent quality.

13.Cash Management Fund--The fund seeks to provide you an opportunity to earn income on your cash reserves while preserving the value of your investment and maintaining liquidity by investing in a diversified selection of high quality money market instruments.

Fund shares
We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to Lincoln Life, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When the series sells shares in any of its funds both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When the series sells shares in any of its funds to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The series currently engages in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interests of various contractowners participating in a fund could conflict. The series' Board of Trustees will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. See the Prospectus for the series.

Reinvestment of dividends and capital gain distributions
All dividend and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as addit-ional units, but are reflected as changes in unit values.

Addition, deletion or substitution of investments
We reserve the right, within the law, to make additions, deletions and substitutions for the series and/or any funds within the series in which the VAA participates. We may also add, delete, or substitute series or funds only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners

Substitutions may be made with respect to existing investments or the investments of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion. We will not substitute shares of one fund for another without any necessary approval by the SEC. We will also provide you advance written notice.

Charges and other
deductions

We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder. More particularly, our administrative services include: processing applications for and issuing the contracts, processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services--See Additional Services and the SAI for more information about these programs, maintaining records, administering annuity payouts, furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values), reconciling and depositing cash receipts, providing contract confirmations, providing toll-free inquiry services and furnishing telephone and electronic fund transfer services. The risks we assume include: the risk that annuitants receiving annuity payouts under contract live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed); the risk that death benefits paid will exceed the actual contract value; the risk that more owners than expected will qualify for waivers of the contingent deferred sales charge; and the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change). The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the contingent deferred sales load collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.

Deductions from the VAA
We deduct from the VAA an amount, computed daily, which is equal to an annual rate of 1.40% (for contracts with the EGMDB), and consists of a mortality and expense risk charge of 1.30% and an administrative charge of 0.10%. If you elected the EEB Rider, the annual rate will be 1.60%, consisting of a mortality and expense risk charge of 1.50% and an administrative charge of 0.10%. For contracts without the EGMDB or the EEB rider, the annual rate would be 1.25% consisting of a mortality and expense risk charge of 1.15% and an administrative charge of 0.10%.

Surrender charge
A surrender charge applies (except as described below) to surrenders and withdrawals of other purchase payments that have been invested for the periods indicated as follows:

                                  Number of complete contract
                                  years that a purchase payment
                                  has been invested
            --------------------------------------------------------------
                                  Less than      At least
                                    2 years  2    3    4    5    6    7+
            Surrender charge as a
              percentage of the
              surrendered or
              withdrawn purchase
              payments                   6%  5    4    3    2    1     0

A surrender charge does not apply to:

 1.A surrender or withdrawal of purchase payments that have been invested at least seven full contract years.

 2.The first four withdrawals of contract value during a contract year to the extent that the total contract value withdrawn during the current contract year does not exceed the free amount which is equal to the greater of 10% of the current contract value or 10% of the total purchase payments;

 3.Automatic withdrawals in total not in excess of the greater of 10% of the contract value or 10% of the purchase payments during a contract year, made by non-trustee contractowners who are at least 59 1/2;

 4.A surrender of a contract or withdrawal of contract value as a result of the permanent and total disability of the owner as defined in Section 22(e)(3) of the tax code, after the effective date of the contract and before the 65th birthday of the owner. For contracts issued in the State of New Jersey, a different definition of permanent and total disability applies.

 5.When the surviving spouse assumes ownership of the contract as a result of the death of the original owner;

 6.A surrender of a contract as a result of 90 days of continuous confinement of the contractowner in an accredited nursing home or equivalent health care facility subsequent to the effective date of the contract;

 7.A surrender of a contract as a result of terminal illness of the contractowner that results in a life expectancy of less than one year as determined by a qualified professional medical practitioner subsequent to the effective date of the contract;

 8.A surrender of the contract as a result of the death of the contractowner, joint owner, if applicable, or annuitant. However if an annuitant is changed for any reason other than death of a prior annuitant, the surrender charge is not waived. See The Contracts--Death benefit before annuity commencement date.

 9.A surrender of a contract or withdrawal of contract value of a contract issued to employees and registered representatives of any member of the selling group and their spouses and minor children, or to officers, directors, trustees or bona-fide full-time employees and their spouses and minor children, of LNC or The Capital Group, Inc. or their affiliated or managed companies (based upon the contractowner's status at the time the contract was purchased), provided the contract was not issued with the assistance of a sales representative under contract with Lincoln Life.

10.Contract value applied to calculate the benefit amount under any annuity payout option made available by Lincoln Life.

11.Periodic payments made under any annuity payout option made available by Lincoln Life.

12.Regular income payments made under any I-4Life/SM/ Advantage option.


13.Amounts up to the Annual Withdrawal Limit under the Guaranteed Benefit Rider.


For purposes of calculating the surrender charge on withdrawals on contracts where the contractowner is not a Charitable Remainder Trust, Lincoln Life assumes that:

a.The free amount will be withdrawn from purchase payments on a "first in-first out (FIFO)" basis.

b.Prior to the seventh anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:

  1.from purchase payments (on a FIFO basis) until exhausted; then 2.from earnings.


c.On or after the seventh anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:


  1.from purchase payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then
  2.from earnings until exhausted; then
  3.from purchase payments (on a FIFO basis) to which a surrender charge still applies.

In some states, paragraph c. does not apply and paragraph b. continues to apply after the 7th anniversary of the contract.

In most states, for purposes of calculating the surrender charge on withdrawals on contracts where the contractowner is a Charitable Remainder Trust, Lincoln Life assumes that:

a.the free amount will be withdrawn from purchase payments on a "first in-first out (FIFO)" basis.

b.Any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:

  1.from purchase payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then
  2.from earnings until exhausted; then
  3.from purchase payments (on a FIFO basis) to which a surrender charge still applies.

We apply the surrender charge as a percentage of purchase payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your contract value has increased or decreased. The surrender charge is calculated separately for each contract year's purchase payments to which a charge applies. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when contractowners surrender or withdraw before distribution costs have been recovered.

If the contractowner is a corporation or other non-individual (non-natural person), the annuitant or joint annuitant will be considered the contractowner or joint owner for purposes of determining when a surrender charge does not apply.

Rider Charges
A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement. See the rider for any applicable fee or expenses.


Guaranteed Benefit Rider Charge. During the accumulation period, there is a charge for the Guaranteed Benefit Rider, if elected. The Rider charge is equal to an annual rate of 0.45% (0.1125% quarterly) and is applied to the Guaranteed Benefit amount as adjusted. We will deduct the cost of this Rider quarterly, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the Rider or the most recent reset date. This deduction will be in proportion to the value in each subaccount and the fixed side of the contract on the valuation date the Rider charge is assessed. The amount we deduct will increase or decrease as the Guaranteed Benefit amount increases or decreases, because the charge is based on the amount of the Guaranteed Benefit.



If you elect to reset the Guaranteed Benefit, a pro-rata deduction of the Rider cost will be made on the valuation date of the reset. We also will begin assessing the Rider charge currently in effect at the time of reset. This Rider charge may increase if you elect to reset, however, the charges will never exceed the guaranteed maximum annual charge of 0.95%. The deduction for the cost of the Rider based on the Guaranteed Benefit after the reset, will begin on the valuation date on or next following the three-month anniversary of the reset. If you never reset your Guaranteed Benefit, your Rider charge will never increase. The Rider charge will be discontinued upon the annuity commencement date or termination of the Rider. The pro-rata amount of the Rider cost will be deducted upon termination of the Rider or surrender of the contract.



After the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent reset of the Guaranteed Benefit, the Rider charge may be waived. On each valuation date the Rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Benefit on the effective date of this Rider (or on the most recent reset date); and (2) subsequent purchase payments, then the quarterly Rider charge will be waived. If the withdrawals have been more than 10%, then the Rider charge will not be waived.


Deductions for premium taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax ranges from zero to 5.0%.

Other charges and deductions
Charges may also be imposed during the regular income and annuity payout period. See I-4Life/SM/ Advantage (IRA) and (Non-qualified) and Annuity Payouts.

There are additional deductions from and expenses paid out of the assets of the underlying series that are more fully described in the Prospectus for the series. Among these deductions and expenses are 12b-1 fees which reimburse Lincoln Life for certain expenses incurred in connection with certain administrative and distribution support services provided to the series.

Additional information
The administrative and surrender charges described previously may be reduced or eliminated for any particular contract. However, these charges will be reduced only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges. Lower distribution and administrative expenses may be the result of economies associated with (1) the use of mass enrollment procedures, (2) the performance of administrative or sales functions by the employer, (3) the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees or (4) any other circumstances which reduce distribution or administrative expenses. The exact amount of administrative and surrender charges applicable to a particular contract will be stated in that contract.

The contracts

Purchase of contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the contracts.

When a completed application and all other information necessary for processing a purchase order is received at our home office, an initial purchase payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial purchase payment to your agent, we will not begin processing your purchase order until we receive the application and initial purchase payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days. If the incomplete application cannot be completed within those five days, you will be informed of the reasons, and the purchase payment will be returned immediately. Once the application is complete, the initial purchase payment must be priced within two business days.

Who can invest
To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified or nonqualified plans for which the contracts are designed. The contractowner, joint owner, and annuitant cannot be older than age 90 (or older than age 83 for IRA's in Pennsylvania).

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-sheltered growth.

Replacement of existing insurance
Careful consideration should be given prior to surrendering or withdrawing money from an existing contract to purchase the contract described in this Prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of or transfer into a new contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.

Purchase payments
Purchase payments are payable to us at a frequency and in an amount selected by you in the application. Note, however, that for contracts purchased in the State of Oregon, no purchase payments may be made after the first contract year. The minimum initial purchase payment is $5,000. The minimum annual amount for additional purchase payments is $300 for nonqualified and qualified contracts. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). Purchase payments in total may not exceed $2 million without Lincoln Life approval. If you stop making purchase payments, the contract will remain in force as a paid-up contract. However, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. Except in Oregon (see above), purchase payments may be made or, if stopped, resumed at any time until the annuity commencement date, the surrender of the contract, maturity date or the payment of any death benefit, whichever comes first. Lincoln Life reserves the right to limit purchase payments made to the contract.

Valuation date
Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York
Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.

Allocation of purchase payments
Purchase payments are placed into the VAA's subaccounts, each of which invests in shares of the class of its corresponding fund of the series, according to your instructions.

The minimum amount of any purchase payment which can be put into any one subaccount is $20. Upon allocation to a subaccount, purchase payments are converted into accumulation units. The number of accumulation units credited is determined by dividing the amount allocated to each subaccount by the value of an accumulation unit for that subaccount on the valuation date on which the purchase payment is received at our home office if received before 4:00 p.m., New York time. If the purchase payment is received at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. Please note: If you submit your purchase payment to your agent, we will not begin processing the purchase payment until we receive it from your agent's broker-dealer. The number of accumulation units determined in this way is not changed by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.

Valuation of accumulation units
Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing each purchase payment by the value of an accumulation unit for the valuation period during which the purchase payment is allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, expenses, and deduction of certain charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

1.The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2.The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3.The result of (2) is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period. Because a different daily charge is imposed for contracts with the EGMDB or the EEB Rider than for those without, each of the three types of contracts will have different corresponding accumulation unit values on any given day.

Transfers between subaccounts on or before the annuity commencement date
After the first thirty days from the effective date of your contract, you may transfer all or a portion of your investment from one subaccount to another. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received. Currently, there is no charge for a transfer. However, we reserve the right to impose a charge in the future for transfers.

Transfers between subaccounts are restricted to six times (within and/or between the variable and the fixed account) every contract year. We reserve the right to waive this six-time limit. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, portfolio rebalancing, or cross-reinvest-ment programs elected on forms available from us. (See Additional Services and the SAI for more information on these programs.) The minimum amount which may be transferred between subaccounts is $300 (or the entire amount in the subaccount, if less than $300). If the transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total balance of the subaccount.

A transfer request may be made to our home office using written, telephone or electronic instructions, if the appropriate authorization is on file with us. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confir-mation of all transfer requests will be mailed to the contractowner on the next valuation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems at Lincoln, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our home office.

Requests for transfers will be processed on the valuation date that they are received when they are received in our customer service center before 4 p.m. New York time.

When thinking about a transfer of contract value, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time. This contract is not designed for professional market timing organizations or other entities using programmed and frequent transfers. Repeated patterns of frequent transfers are disruptive to the operation of the subaccounts; and should Lincoln Life become aware of such disruptive practices, Lincoln Life may refuse to permit such transfers.

Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.

Transfers to and from the General Account on or before the annuity commencement date
After the first thirty days from the effective date of your contract, you may transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract. The minimum amount which can be transferred to the fixed side is $300 or the total amount in the subaccount, if less than $300. However, if a transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total amount to the fixed side.

You may also transfer all or any part of the contract value from the fixed side of your contract to the various subaccount(s) subject to the following restrictions: (1) the sum of the percentages of fixed value transferred is limited to 25% of the value of the fixed side in any 12 month period; (2) the minimum amount which can be transferred is $300 or the amount in the fixed account.

These transfers cannot be elected more than six times (within and/or between the variable and the fixed account) every contract year. We reserve the right to waive these restrictions. These restrictions do not apply to transfers made under the automatic transfer programs of dollar cost averaging, portfolio rebalancing or cross-reinvestment programs elected on forms available from us. (See Additional Services and the SAI for more information on these programs.) Currently, there is no charge to you for a transfer. However, we reserve the right to impose a charge in the future for any transfers to and from the General Account.

For a discussion on telephone and electronic transfers, see Transfers between subaccounts on or before the annuity commencement date.

Transfers after the annuity commencement date
If you select I-4Life/SM/ Advantage your transfer rights and restrictions for the variable subaccounts are the same as they were on or before the annuity commencement date except that no money may be transferred to the fixed side of the contract. If you do not select I-4Life/SM/ Advantage option you may transfer all or a portion of your investment in one subaccount to another subaccount or to the fixed side of the contract. Those transfers will be limited to three times per contract year. Currently, there is no charge for these transfers. However, we reserve the right to impose a charge. No transfers are allowed from the fixed side of the contract to the subaccounts.

Additional Services
There are four additional services available to you under your contract dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. In order to take advantage of one of these services, you will need to complete the election form for the service that is available from us. For further detailed information on these services, please see Additional services in the SAI.

Dollar-cost averaging allows you to transfer amounts from the DCA fixed account or certain variable subaccounts into the variable subaccounts on a monthly basis.

Upon receipt of an additional purchase payment allocated to the DCA program, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as the additional purchase payments will be credited with interest at the standard DCA rate at the time.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value.

The cross-reinvestment service allows you to automatically transfer the account value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semiannually or annually.

Death benefit before the annuity commencement date
You may designate a beneficiary during your lifetime and change the beneficiary by filing a written request with our home office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option.

Upon the death of the contractowner, a death benefit will be paid to the beneficiary. Upon the death of a joint owner, the death benefit will be paid to the surviving joint owner. Upon the death of an annuitant who is not the contractowner or joint owner, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares). If the contractowner is a corporation or other non-individual (non-natural person), the death of the annuitant will be treated as death of the contractowner. Death benefits are taxable. See Federal tax matters.

If an annuitant who is not the contractowner or joint owner dies, then the contingent annuitant, if named, becomes the annuitant and no death benefit is payable on the death of the annuitant. If no contingent annuitant is named, the contractowner (or younger of joint owners) becomes the annuitant. Alternatively, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares) provided the annuitant named on the contract has not been changed (except within the first 30 days after the contract is issued or upon the death of a prior annuitant).

Notification of the election of this death benefit must be received by Lincoln Life within 75 days of the death of the annuitant. If no contractowner is living on the date of death of the annuitant, the death benefit will be available to the beneficiary. The contract terminates when any death benefit is paid due to the death of the annuitant. A death benefit payable on the death of the annuitant will not be paid if the annuitant has been changed subsequent to the effective date of this contract unless the change occurred during the first 30 days subsequent to the effective date of the contract, or because of the death of a prior annuitant.

Enhanced Guaranteed Minimum Death Benefit (EGMDB)
The death benefit, if the EGMDB is in effect, will be equal to the greatest of:
(1) the contract value as of the day on which Lincoln Life approves the payment of the claim; (2) the sum of all purchase payments less the sum of all withdrawals, partial annuitizations and the premium taxes incurred, if any; or
(3) the highest contract value which the contract attains on any policy anniversary date (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) on ages up to, and including, the deceased's age 80. The highest contract value is increased by purchase payments and is decreased by partial withdrawals, partial annuitizations, and any premium taxes made, effected or incurred subsequent to the anniversary date on which the highest contract value is obtained. If the EGMDB is not in effect, the death benefit will be equal to the guarantee of principal death benefit, which is equal to the greater of contract value as of the day

Lincoln Life approves the payment of the claim or the sum of all purchase payments minus any withdrawals, partial annuitizations or premium taxes incurred.

When applying for a contract, an applicant can request a contract without the EGMDB. The EGMDB is not available under contracts used for qualified plans (other than IRAs or Roth IRAs) or contracts issued to a contractowner, joint owner or annuitant who is age 80 or older at the time of issuance.

After a contract is issued, the contractowner may discontinue the EGMDB at any time by completing the Enhanced Guaranteed Minimum Death Benefit Discontinuance form and sending it to Lincoln Life. The benefit will be discontinued as of the valuation date we receive the request, and we will stop deducting the charge for the benefit as of that date. See Charges and other deductions.

Estate Enhancement Benefit Rider ("EEB Rider")
The amount of death benefit payable under this Rider is the greatest of the following four amounts:

1.The contract value on the valuation date the death benefit is approved by Lincoln Life for payment.

2.The sum of all purchase payments, minus all withdrawals, partial annuitizations, and premium tax incurred, if any.

3.The highest contract value at the time of fund valuation on any policy anniversary date (including the inception date) prior to the 81st birthday of the deceased contractowner, joint owner (if applicable), or annuitant and prior to the death of the contractowner, joint owner or annuitant for whom a death claim is approved for payment. The highest contract value is adjusted for certain transactions. It is increased by purchase payments made on or after that policy anniversary date on which the highest contract value is obtained. It is decreased by partial withdrawals, partial annuitizations and premium taxes incurred, if any, on or after that policy anniversary date on which the highest contract value is obtained.

4.The contract value on the valuation date the death benefit is approved by Lincoln Life for payment plus an amount equal to the Enhancement Rate times the lesser of: (1) the contract earnings; or (2) the covered earnings limit. [Note: If there are no contract earnings, there will not be an amount provided under this item (4).]

The Enhancement Rate is based on the age of the oldest contractowner, joint owner (if applicable), or annuitant on the date when the Rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB Rider is not available if the oldest contractowner, joint owner (if applicable), or annuitant is age 76 or older at the time the Rider would become effective.

Contract earnings equals:

1.the contract value as of the date of death of the individual for whom a death claim is approved by Lincoln Life for payment; minus

2.the contract value as of the effective date of this Rider (determined before the allocation of any purchase payments on that date); minus

3.each purchase payment that is made to the contract on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus

4.the amount by which each withdrawal made on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The covered earnings limit equals 200% of:

1.the contract value as of the effective date of this Rider (determined before the allocation of any purchase payments on that date); plus

2.each purchase payment that is made to the contract on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the contractowner, joint owner (if applicable) or annuitant; minus

3.the amount by which each withdrawal made on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The Estate Enhancement Benefit will not be paid if the contractowner, joint owner or annuitant is changed after the effective date of the Rider unless the change is the result of the surviving spouse continuing the contract. A change in contractowner, joint owner (if applicable), or annuitant will reduce the death benefit to the contract value for the new individual.

The EEB Rider may not be available in all states, and is not currently available under contracts sold as IRAs and Roth IRAs. Please check with your investment representative regarding availability of this rider. Contracts purchased before the EEB rider becomes available in your state may add the rider if it becomes available, but the request to add the rider must be received by Lincoln Life within six months following state approval. Contracts purchased after the rider becomes available in your state may only elect the rider at the time of purchase.

If you elect the EEB Rider after purchase, the benefit will take effect as of the valuation date following our receipt of the election request, and we will begin deducting the charge for the rider as of that date.

Should you elect the EEB Rider at time of purchase the benefit will take effect on the valuation date at time of issue and we will begin deducting the charge on that date.

The EEB Rider may not be terminated unless you surrender the contract or the contract is in the annuity payout period. As this Rider may not be available to all classes of contractowners, please contact your investment representative.

General death benefit information
The Guarantee of Principal death benefit, EGMDB and the EEB rider are separate death benefit elections. Only one of these death benefit elections may be in effect at any one time and these elections terminate if you elect an I-4Life/SM/ Advantage option.

If there are joint owners, upon the death of the first contractowner, Lincoln Life will pay a death benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. If the surviving joint owner is the spouse of the deceased joint owner he/she may continue the contract as sole con-tractowner. Upon the death of the spouse who continues the contract, Lincoln Life will pay a death benefit to the designated beneficiary(s).

If the beneficiary is the spouse of the contractowner, then the spouse may elect to continue the contract as the new contractowner. Should the surviving spouse elect to continue the contract a portion of the death benefit may be credited to the contract. Any portion of the death benefit that would have been payable (if the contract had not been continued) that exceeds the current contract value on the date the surviving spouse elects to continue will be added to the contract value. If the contract is continued in this way the death benefit in effect at the time the beneficiary elected to continue the contract will remain as the death benefit. If the EEB Rider is in effect, the Enhancement Rate for future benefits will be based on the age of the older of the surviving spouse or the annuitant at the time the Estate Enhancement Benefit is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current contract value (after crediting any death benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving annuitant is 76 or older, the death benefit payable will become the greatest of the first three amounts listed under the EEB Rider and the total annual charge will be reduced to 1.40%.

The value of the death benefit will be determined as of the date on which the death claim is approved for payment. Approval of payment will occur upon receipt of: (1) proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; (2) written authorization for payment; and (3) our receipt of all required claim forms, fully completed (including selection of a settlement option). If the beneficiary is a minor, court documents appointing the guardian/custodian must be submitted.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:

1.If any beneficiary dies before the contractowner, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests (There are no restrictions on the beneficiary's use of the proceeds.); and/or

2.If no beneficiary survives the contractowner, the proceeds will be paid to the contractowner's estate.

Unless the contractowner has already selected a settlement option, the beneficiary must choose the method of payment of the death benefit. The death benefit payable to the beneficiary or joint owner must be distributed within five years of the contractowner's date of death unless the beneficiary begins receiving within one year of the contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the beneficiary's life expectancy.

If the death benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an annuity payout. Upon the death of the annuitant Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

Notwithstanding any provision of the contract to the contrary, the payment of death benefits provided under the contract must be made in compliance with Code
Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal tax matters.


Guaranteed Benefit Rider


The Guaranteed Benefit Rider is available for purchase with nonqualified annuity contracts and IRAs. IRA contractowners must be under age 81. This Rider provides a Guaranteed Benefit equal to the initial purchase payment (or contract value if elected after contract issue) as adjusted for purchase payments and withdrawals in accordance with the provisions set forth below. You may access this benefit through periodic withdrawals. There is no guarantee that the Rider will be available in the future as we reserve the right to discontinue this Rider at any time.

If the Rider is elected at issue, then the Rider will be effective on the contract's effective date. If the Rider is elected after the contract is issued, the Rider will be effective on the next valuation date following approval by us. You cannot elect the Rider on or after the annuity commencement date.



Guaranteed Benefit. The amount of the initial Guaranteed Benefit varies based on when you elect the Rider. If you elect the Rider at the time you purchase the contract, the Guaranteed Benefit will equal your initial purchase payment. If you elect the Rider after we issue the contract, the Guaranteed Benefit will equal the contract value on the effective date of the Rider. The maximum Guaranteed Benefit is $5,000,000. Additional purchase payments increase the Guaranteed Benefit; however, we may restrict purchase payments in the future. Each withdrawal reduces the Guaranteed Benefit as discussed below.



After the fifth anniversary of the Rider, you may elect to reset the Guaranteed Benefit to an amount equal to the contract value on the effective date of the election of the reset. Additional resets are permitted, but you must wait at least 5 years between each reset. The reset may cause a change in the charge for this Rider. See Charges and other deductions. Purchase payments or withdrawals after the reset adjust the Guaranteed Benefit. We may limit your right to reset the Guaranteed Benefit to anniversary dates in the future.



Withdrawals. You will have access to your Guaranteed Benefit through periodic withdrawals up to the Annual Withdrawal Limit each Benefit Year until the Guaranteed Benefit is depleted. The Benefit Year is the 12-month period starting with the effective date of the Rider and starting with each anniversary of the Rider effective date after that. If the contractowner elects to reset the Guaranteed Benefit, a Benefit Year will begin on the date of the reset and each anniversary of the reset after that.



On the effective date of the Rider, the Annual Withdrawal Limit is 7% of the Guaranteed Benefit. The Annual Withdrawal Limit is increased by 7% of any additional purchase payment. The Annual Withdrawal Limit will also reset after a reset of the Guaranteed Benefit to the greater of:



 a.the immediately prior Annual Withdrawal Limit; or



 b.7% of the new (reset) Guaranteed Benefit.



If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Annual Withdrawal Limit, then:



1.the withdrawal will reduce the Guaranteed Benefit by the amount of the withdrawal on a dollar-for-dollar basis, and



2.the Annual Withdrawal Limit will remain the same.



Withdrawals within the Annual Withdrawal Limit are not subject to surrender charges or a market value (interest) adjustment.



When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Annual Withdrawal Limit:



1.The Guaranteed Benefit is reduced to the lesser of:



 a.the contract value immediately following the withdrawal, or



 b.the Guaranteed Benefit immediately prior to the withdrawal, less the amount of the withdrawal.



2.The Annual Withdrawal Limit will be the lesser of:



 a.the Annual Withdrawal Limit immediately prior to the withdrawal; or



 b.the greater of:



   i.7% of the Guaranteed Benefit immediately following the withdrawal; or



  ii.7% of the contract value immediately following the withdrawal.



In a declining market, withdrawals that exceed the Annual Withdrawal Limit may substantially deplete your Guaranteed Benefit and your Annual Withdrawal Limit.





Withdrawals may be individually requested, an automatic withdrawal service may be established, or an annuity payment option may be chosen. An additional annuity payment option, the Guaranteed Withdrawal Balance Annuity Payment Option, is available under this Rider. This is a fixed annuitization in which the contractowner will receive the Guaranteed Benefit in equal annuity payments which equal the current Annual Withdrawal Limit in a twelve month period. Payments will continue until the Guaranteed Benefit equals zero. This may result in a partial, final payment. We do not assess a charge for this annuity payment option. The Guaranteed Withdrawal Balance Annuity Payment Option must be elected if the contract value is zero and you have a remaining Guaranteed Benefit.



For IRA contracts, the annual amount available for withdrawal within the Annual Withdrawal Limit may not be sufficient to satisfy your required minimum distributions. Therefore, you may have to make withdrawals that exceed the Annual Withdrawal Limit. Withdrawals over the Annual Withdrawal Limit may quickly and substantially decrease your Guaranteed Benefit and Annual Withdrawal Limit, especially in a declining market.



The tax consequences of withdrawals are discussed later in the Prospectus. See federal tax matters.



Any withdrawals you make, whether or not within the Annual Withdrawal Limit, will decrease your contract value. If the contract is surrendered, the contractowner will receive the contract value (less any applicable charges, fees, and taxes) and not the Guaranteed Benefit.

There is no provision for a lump sum payout of the Guaranteed Benefit upon death of the contractowners or annuitant. However, if a death benefit is payable, the beneficiary (or contractowner) may elect to make a withdrawal of the Guaranteed Benefit in lieu of taking the death benefit under the contract. See The contracts--Death benefit. If the contract is continued upon the death of the contractowner, all terms and conditions of the Rider will apply to the new owner. The new owner may elect to reset the Guaranteed Benefit without waiting for the next reset date. All other conditions for the reset apply. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time.



Termination. After the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent reset of the Guaranteed Benefit, the Rider may be terminated. This Rider will automatically terminate on the annuity commencement date or upon the last payment of the Guaranteed Benefit. Upon effective termination of this Rider, the benefits and charges within this Rider will terminate.



Availability. This Rider will be available on or about May 19, 2003, or later, depending on your state. Check with your investment representative regarding availability in your state.


Annuitant
The following rules apply prior to the annuity commencement date. You may name only one annuitant [unless you are an exempt organization under Internal Revenue Code section 501(c), then you can name two joint annuitants]. You (if the contractowner is a natural person) have the right to change the annuitant at any time by notifying Lincoln Life of the change. The new annuitant must be under age 90 as of the effective date of the change. This change may cause a reduction of the death benefit on the death of the annuitant. See The contracts--Death benefit before the annuity commencement date. A contingent annuitant may be named or changed by notifying Lincoln Life in writing.

On or after the annuity commencement date, the annuitant or joint annuitants may not be changed. Contingent annuitant designations are no longer applicable.

Surrenders and withdrawals
Before the annuity commencement date, we will allow the surrender of the contract or a withdrawal of the contract value upon your written request, subject to the rules discussed below. Surrender or withdrawal rights after the annuity commencement date depend upon the annuity option you select. See Annuity payouts--Annuity options.

The amount available upon surrender/withdrawal is the cash surrender value (contract value less any applicable charges, fees, and taxes) at the end of the valuation period during which the written request for surrender/withdrawal is received at the home office. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the General Account in the same proportion that the amount of withdrawal bears to the total contract value. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the home office. The payment may be postponed as permitted by the 1940 Act. The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal tax matters.

There are charges associated with surrender of a contract or withdrawal of contract value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining contract value. See Charges and other deductions.

Special restrictions on surrenders/withdrawals apply if your contract is purchased as part of a retirement plan of a public school system or 501(c)(3) organization under Section 403(b) of the tax code. Beginning January 1, 1989, in order for a contract to retain its tax-qualified status, Section 403(b) prohibits a withdrawal from a 403(b) contract of post-1988 contributions (and earnings on those contributions) pursuant to a salary reduction agreement. However, this restriction does not apply if the annuitant (a) attains age
59 1/2, (b) separates from service, (c) dies, (d) becomes totally and permanently disabled and/or (e) experiences financial hardship (in which event the income attributable to those contributions may not be withdrawn). Pre-1989 contributions and earnings through December 31, 1988, are not subject to the previously stated restriction. Funds transferred to the contract from a 403(b)(7) custodial account will also be subject to the restrictions.

Participants in the Texas Optional Retirement Program should refer to the Restrictions under the Texas Optional Retirement Program, later in this Prospectus.

Small contract surrenders
Lincoln Life may surrender your IRA or nonqualified contract, in accordance with the laws of your state if: (1) your contract value drops below certain state specified minimum amounts ($1,000 or less), for any reason, including if your contract value decreases due to the performance of the subaccounts you selected; (2) no purchase payments have been received for two (2) full, consecutive contract years, and (3) the paid up annuity benefit at maturity would be less than $20.00 per month (these requirements may differ in some states). At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional purchase payments to bring your contract value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any charge.

I-4Life/SM/ Advantage
(IRA Annuity Contracts ONLY)
The I-4Life/SM/ Advantage for IRA contracts provides you variable, periodic regular income payments. This option, when available in your state, is subject to a charge, (imposed only during the I-4Life/SM/ Advantage payout phase) computed daily, equal to an annual rate of 1.75% for the I-4Life/SM/ Guarantee of Principal death benefit, and 1.90% for the I-4Life/SM/ EGMDB death benefit, of the net asset value of the Account Value in the VAA. This charge consists of an administrative charge of 0.10% and the balance is a mortality and expense risk charge. If I-4Life/SM/ Advantage is elected at issue of the contract, I-4Life/SM/ Advantage and the charge will begin on the contract's effective date. Otherwise, I-4Life/SM/ Advantage and the charge will begin no more than fourteen days prior to the date the initial regular income payment is due. At the time you elect I-4Life/SM/ Advantage, you also choose monthly, quarterly, or annual regular income payments, as well as the month that the initial regular income payment is due. Regular income payments must begin within one year of the date you elect I-4Life/SM/ Advantage.

I-4Life/SM/ Advantage for IRA contracts is only available for IRA and Roth IRA contracts (excluding SEP and SARSEP markets) with a contract value of at least $50,000 and only if the annuitant is age 59 1/2 or older at the time the option is elected. You may elect the I-4Life/SM/ Advantage at the time of application or at any time before the annuity commencement date by sending a written request to our home office. Additional purchase payments may be made during the Access Period.

There is no guarantee that I-4Life/SM/ Advantage will be available to elect in the future as we reserve the right to discontinue this option at any time.

At the time you elect I-4Life/SM/ Advantage, you also select a new death benefit option. Once I-4Life/SM/ Advan-tage begins, any prior death benefit election will terminate and this new death benefit will be provided, as discussed below. The amount paid under this new death benefit may be less than the amount that would have been paid under the death benefit provided before I-4Life/SM/ Advantage began.

Please refer to Federal tax matters for a discussion of the tax consequences of distributions from qualified retirement plans.

If I-4Life/SM/ Advantage is selected, the applicable transfer provisions among subaccounts will continue to be those specified in your annuity contract for transfers on or before the annuity commencement date. However, once the I-4Life/SM/ Advantage begins, any automatic withdrawal service will terminate. See The contracts.

Assumed interest rates of 3%, 4%, 5% and 6% may be available. See Annuity payouts--Variable annuity payouts above for a more detailed explanation.

Regular Income. I-4Life/SM/ Advantage provides for variable, periodic regular income payments during a defined period of time (the Access Period, as defined below), and after the Access Period for as long as an annuitant is living. We determine the initial regular income payment based in part on the assumed interest rate you choose. Subsequent regular income payments will be adjusted each calendar year with the performance of the subaccounts selected. For example, if net investment performance for the year is 3% higher (annualized) than the assumed rate, the regular income payment for the next year will increase by approximately 3%. Conversely, if actual net investment performance is 3% lower than the assumed rate, the regular income payment will decrease by approximately 3%.

Access Period. At the time you elect I-4Life/SM/ Advantage, you also select the Access Period, which begins no more than 14 days prior to the date the initial income payment is due. The Access Period is a defined period of time during which we pay variable, periodic regular income payments and provide a death benefit, and during which you may make purchase payments, surrender the contract, and access your Account Value (defined below) through withdrawals. We will establish the minimum (currently 5 years) and maximum Access Periods at the time you elect I-4Life/SM/ Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. If you do, subsequent regular income payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue regular income payments for your life.

Account Value. The initial Account Value is the contract value on the valuation date I-4Life/SM/ Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses, and will be reduced by regular income payments made and any withdrawals taken.

After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero. Regular income payments will continue for as long as any annuitant is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in.

Withdrawals. You may request a withdrawal at any time during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments will be reduced proportionately. Withdrawals may have tax consequences. See Federal tax matters--Tax treatment of qualified contracts. Withdrawals are subject to any applicable surrender charges, except when amounts may be with-drawn free of surrender charges. See Charges and other deductions.

Surrender. At any time during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made.

Death Benefit. During the Access Period, I-4Life/SM/ Advantage provides two death benefit options:

(1)I-4Life/SM/ Advantage Guarantee of Principal death benefit; and

(2)I-4Life/SM/ Advantage EGMDB death benefit.

Under any I-4Life/SM/ death benefit, if you die during the Access Period, the I-4Life/SM/ Advantage will terminate. Your beneficiary may start a new I-4Life/SM/ Advantage program. If your spouse's life was also used to determine the regular income payment and the spouse dies, the regular income payment may be recalculated.

The I-4Life/SM/ Advantage Guarantee of Principal death benefit is the greater of:

1.the Account Value as of the day on which Lincoln Life approves the payment of the claim; or

2.the sum of all purchase payments less the sum of all regular income payments, withdrawals (including any applicable charges), and premium taxes incurred, if any.

The charge under this death benefit is equal to an annual rate of 1.75% of the net asset value of the Account Value in the VAA. This death benefit may not be available in all states. You may not change this death benefit once it is elected.

The I-4Life/SM/ Advantage EGMDB death benefit is the greatest of:

1.the Account Value as of the day on which Lincoln Life approves the payment of the claim;

2.the sum of all purchase payments less the sum of all regular income payments, withdrawals (including any applicable charges), and premium taxes incurred, if any; or

3.the highest Account Value or contract value which the contract attains on any contract anniversary date (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased. The highest Account Value or contract value is increased by purchase payments and is decreased by regular income payments, withdrawals (including any applicable charges), and any premium taxes incurred subsequent to the anniversary date on which the highest Account Value or contract value is obtained. Only the highest Account Value achieved on an anniversary following the election of I-4Life/SM/ Advantage will be considered if you did not elect (or you discontinued) the EGMDB or EEB death benefit as the death benefit before I-4life/SM/ Advantage. If you elected one of these death benefits after the effective date of the contract, only the highest Account Value or contract value after that death benefit election will be used.

The charge under this death benefit is equal to an annual rate of 1.90% of the net asset value of the Account Value in the VAA. This death benefit may not be available in all states.

During the Access Period, contracts with the I-4Life/SM/ Advantage EGMDB death benefit may elect to change to the I-4Life/SM/ Advantage Guarantee of Principal death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our home office, and we will begin deducting the lower mortality and expense risk and administrative charge at that time. Once the change is effective, you may not elect to return to the I-4Life/SM/ Advantage EGMDB death benefit.

For both death benefit options, following the Access Period, the death benefit will be the remaining guaranteed regular income payments, if any; otherwise, there is no death benefit.

Availability. The introduction of I-4Life/SM/ Advantage will vary depending on your state. In states where I-4Life/SM/ Advantage is not yet available, an earlier version (called the Income4Life(R) Solution) is available. Under the Income4Life(R) Solution, the death benefit is equal to the Account Value as of the day on which Lincoln Life approves the payment of the claim (as opposed to the Guarantee of Principal or EGMDB death benefits offered under I-4Life/SM/ Advantage). The charge under the Income4Life(R) Solution is equal to an annual rate of 1.65% of the net asset value of the Account Value in the VAA (as opposed to an annual rate of 1.75% or 1.90% under I-4Life/SM/ Advantage). The Income4Life(R) Solution provides higher regular income payments and lower Account Value than are realized under I-4Life/SM/ Advantage. For a limited time, contracts in force prior to the availability of I-4Life/SM/ Advantage in a particular state may elect the Income4Life(R) Solution. Contracts issued after I-4Life/ SM/ Advantage is available in your state may only elect I-4Life/SM/ Advantage.

Termination. You may terminate I-4Life/SM/ Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice. Your death benefit will be the death benefit in effect before I-4Life/SM/ Advantage began (if available), unless you choose a death benefit with a lower charge than the death benefit previously in effect (see the Expense Table for a list of the available death benefits and corresponding charges). You may not choose a death benefit with a higher charge than the death benefit previously in effect. Upon termination, we will stop assessing the charge for the I-4Life/SM/

Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with this death benefit. Your contract value upon termination will be the Account Value on the valuation date we terminate I-4Life/SM/ Advantage.

Fixed Side of the Contract. If your contract value includes amounts held in the fixed side of the contract at the time I-4Life/SM/ Advantage is effective, or if, during the Access Period, you make transfers to or allocate purchase payments to the fixed side of the contract, your Account Value will include the value in the VAA and the value in the fixed side of the contract. We will credit amounts held in the fixed side of the contract at an interest rate guaranteed to be at least 3.0% per year. At the end of the Access Period, we will transfer any amount remaining in the fixed side of the contract to the subaccounts in accordance with current allocation instructions. All fixed account rights and restrictions apply to amounts held in the fixed side of the contract during the Access Period. See Fixed side of the contract.

Delay of Payments
Contract proceeds from the VAA will be paid within seven days, except (i) when the NYSE is closer (other than weekends and holidays); (ii) times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or (iii) when the SEC so orders to protect contractowners.

If mandated under applicable law, we may be required to reject a purchase payment. We may also be required to block a contractowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator.

Transfers may also be delayed as permitted by the 1940 Act.

Reinvestment privilege
You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, and we will recredit that portion of the surrender/withdraw-al charges attributable to the amount returned. This election must be made within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this Prospectus. A representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this Prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the home office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.

Amendment of contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers.

Commissions
Commissions are paid to dealers under different commission options. The maximum commission paid as a percentage of each purchase payment is 6.25%. Alternate commission schedules are available with lower initial commission amounts based on purchase payments, plus ongoing annual compensation of up to 1.00%. At times, additional sales incentives (up to an annual continuing 0.10% of contract value) may be provided to dealers maintaining certain sales volume levels. Upon annuit-ization, the commissions paid to dealers are a maximum of 6.25% of account annuitized and/or an annual continuing commission of up to 1.00% (or up to 1.10% for dealers maintaining certain sales volume levels) of statutory reserves. These commissions are not deducted from purchase payments or contract value; they are paid by us.

Lincoln Life may offer the contracts through its registered representatives or through registered representatives of broker dealers it maintains selling agreements with. Registered representatives offering the contracts are registered with the National Association of Securities Dealer, Inc. (NASD) and their broker dealers are members of the National Association of Securities Dealers, Inc. (NASD). Commissions may be paid to such broker dealers on behalf of their registered representatives and these broker dealers may retain a portion of the commissions paid. Lincoln Life may pay additional compensation to these broker dealers and/or reimburse them for portions of contract sales expenses. These broker dealers may pay their registered representatives a portion of the reimbursement allowance. Lincoln Life may pay additional cash benefits and/or offer non-cash compensation programs, such as conferences or trips, to its registered representatives and/or these broker dealers.

Lincoln Life may pay additional compensation to certain broker-dealers that meet specified sales goals and contract persistency targets, which may change from time to time. These payments are not deducted from purchase payments or contract value.

Ownership
As contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other busi-ness that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by the Employee Retirement Income Security Act (ERISA) of 1974 and upon written notification to us. Non-qualified contracts may not be collaterally assigned. We assume no responsibility for the validity or effect of any assignment. Consult your tax advisor about the tax consequences of an assignment.

Joint ownership
The joint owners shall be treated as having equal undivided interests in the contract. Either owner, in dependently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.

Contractowner questions
The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the contract. Contracts, endorsements and riders may vary as required by state. Questions about your contract should be directed to us at 1-800-942-5500.

Annuity payouts

When you apply for a contract, you may select any annuity commencement date permitted by law. (Please note the following exception: Contracts issued under qualified employee pension and profit-sharing trusts [described in Section 401(a) and tax exempt under Section 501(a) of the tax code] and qualified annuity plans [described in Section 403(a) of the tax code], including H.R.10 trusts and plans covering self-employed individuals and their employees, provide for annuity payouts to start at the date and under the option specified in the plan.)

The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.

Annuity options
Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

Joint Life and Two-Thirds Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants dies during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable annuity payouts) equal to the excess, if any, of: (a) the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus (b) the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death. The value of the number of annuity units is computed on the date the death claim is approved for payment by the home office.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. Options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable. A mortality and expense risk charge of 1.15% and the charge for administrative services of 0.10% will be as-sessed on all variable annuity payouts (except for the I-4Life/SM/ Advantage which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk.

Variable annuity payouts
Variable annuity payouts will be determined using:

1.The contract value on the annuity commencement date, less any applicable premium taxes;

2.The annuity tables contained in the contract;

3.The annuity option selected; and

4.The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1.Determine the dollar amount of the first periodic payout; then

2.Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3.Calculate the value of the annuity units each period thereafter.

Annuity payouts assume an investment return of 3%, 4%, 5% or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state, please check with your investment representative. You must choose your assumed interest rate at the time you elect a variable annuity payout on the administrative form provided by Lincoln Life. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.

I-4Life/SM/ Advantage
(Non-Qualified Annuity Contracts ONLY)
We offer a variable annuity payout option for non-qualified contracts. This option, when available in your state, is subject to a charge, (imposed only during the I-4Life/SM/ Advantage payout phase) computed daily, equal to an annual rate of 1.75% for the I-4Life/SM/ Advantage Guarantee of Principal death benefit, and 1.90% for the I-4Life/SM/ Advantage EGMDB death benefit, of the net asset value of the Account Value in the VAA. This charge consists of an administrative charge of 0.10% and the balance is a mortality and expense risk charge. If I-4Life/SM/ Advantage is elected at issue of the contract, I-4Life/SM/ Advantage and the charge will begin on the contract's effective date. Otherwise, I-4Life/SM/ Advantage and the charge will begin no more than fourteen days prior to the date the initial regular income payment is due. At the time you elect I-4Life/SM/ Advan-tage, you also choose monthly, quarterly, or annual regular income payments, as well as the month that the initial regular income payment is due. Regular income payments must begin within one year of the date you elect I-4Life/SM/ Advantage.

If your contract value is at least $50,000, you may elect the I-4Life/SM/ Advantage at the time of application or at any time before the annuity commencement date by sending a written request to our home office. The fixed account is not available with I-4Life/SM/ Advantage. Additional purchase payments will not be accepted after I-4Life/SM/ Advantage is elected.

There is no guarantee that I-4Life/SM/ Advantage will be available to elect in the future as we reserve the right to discontinue this option at any time.

At the time you elect I-4Life/SM/ Advantage, you also select a new death benefit option. Once I-4Life/SM/ Advantage begins, any prior death benefit election will terminate and this new death benefit will be provided, as discussed below. The amount paid under this new death benefit may be less than the amount that would have been paid under the death benefit provided before I-4Life/SM/ Advantage began.

Assumed interest rates of 3%, 4%, 5% and 6% may be available. See Annuity payouts--Variable annuity payouts above for a more detailed explanation.

Regular Income. I-4Life/SM/ Advantage provides for variable, periodic regular income payments during a defined period of time (the Access Period as defined below), and after the Access Period for as long as an annuitant is living. We determine the initial regular income payment based in part on the assumed interest rate you choose. Subsequent regular income payments will be adjusted periodically with the performance of the subaccounts selected. For example, if net investment performance for the year is 3% higher (annualized) than the assumed rate, the regular income payment will increase by approximately 3%. Conversely, if actual net investment performance is 3% lower than the assumed rate, the regular income payment will decrease by approximately 3%. See Federal tax matters--Taxation of annuity payouts. In most states, you may also elect to have regular income payments recalculated only once each year, resulting in level regular income payments between recalculation dates.

Access Period. At the time you elect I-4Life/SM/ Advantage, you also select the Access Period, which begins no more than 14 days prior to the date the initial income payment is due. The Access Period is a defined period of time during which we pay variable, periodic regular income payments and provide a death benefit, and dur-ing which you may surrender the contract and access your Account Value (defined below) through withdrawals. We will establish the minimum (currently 5 years) and maximum Access Periods at the time you elect I-4Life/SM/ Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods.

Account Value. The initial Account Value is the contract value on the valuation date I-4Life/SM/ Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses, and will be reduced by regular income payments made and any withdrawals taken.

After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero. Regular income payments will continue for as long as any annuitant is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in.

Withdrawals. You may request a withdrawal at any time during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments will be reduced proportionately. Withdrawals may have tax consequences. See Federal tax matters--Taxation of withdrawals and surrenders. Withdrawals are subject to any applicable surrender charges, except when amounts may be withdrawn free of surrender charges. See Charges and other deductions.

Surrender. At any time during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made.

Death benefit. During the Access Period, I-4Life/SM/ Advantage provides two death benefit options:

(1)I-4Life/SM/ Advantage Guarantee of Principal death benefit; and

(2)I-4Life/SM/ Advantage EGMDB death benefit.

The I-4Life/SM/ Advantage Guarantee of Principal death benefit is the greater of:

1.the Account Value as of the day on which Lincoln Life approves the payment of the claim; or

2.the sum of all purchase payments less the sum of all regular income payments, withdrawals (including any applicable charges), and premium taxes incurred, if any.

The charge under this death benefit is equal to an annual rate of 1.75% of the net asset value of the Account Value in the VAA. This death benefit may not be available in all states. You may not change this death benefit once it is elected.

The I-4Life/SM/ Advantage EGMDB death benefit is the greatest of:

1.the Account Value as of the day on which Lincoln Life approves the payment of the claim;

2.the sum of all purchase payments less the sum of all regular income payments, withdrawals (including any applicable charges), and premium taxes incurred, if any; or

3.the highest Account Value or contract value which the contract attains on any contract anniversary date (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased. The highest Account Value or contract value is increased by purchase payments and is decreased by regular income payments, withdrawals (including any applicable charges), and any premium taxes incurred subsequent to the anniversary date on which the highest Account Value or contract value is obtained. Only the highest Account Value achieved on an anniversary following the election of I-4Life/SM/ Advantage will be considered if you did not elect (or you discontinued) the EGMDB or EEB death benefit as the death benefit before I-4Life/SM/ Advantage. If you elected one of these death benefits after the effective date of the contract, only the highest Account Value, or contract value after that death benefit election will be used.

The charge under this death benefit is equal to an annual rate of 1.90% of the net asset value of the Account Value in the VAA. This death benefit may not be available in all states.

During the Access Period, contracts with the I-4Life/SM/ Advantage EGMDB death benefit may elect to change to the I-4Life/SM/ Advantage Guarantee of Principal death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our home office, and we will begin deducting the lower mortality and expense risk and administrative charge at that time. Once the change is effective, you may not elect to return to the I-4Life/SM/ Advantage EGMDB death benefit.

For both death benefit options, following the Access Period, the death benefit will be the remaining guaranteed regular income payments, if any; otherwise, there is no death benefit.

Availability. The introduction of I-4Life/SM/ Advantage will vary depending on your state. In states where I-4Life/SM/ Advantage is not yet available, an earlier version (called the Income4Life(R) Solution) is available. Under the Income4Life(R) Solution, the death benefit is equal to the Account Value as of the day on which Lincoln Life approves the payment of the claim (as opposed to the Guarantee of Principal or EGMDB death benefits offered under). The charge under the Income4Life(R) Solution is equal to an annual rate of

1.65% of the net asset value of the Account Value in the VAA (as opposed to an annual rate of 1.75% or 1.90% under I-4Life/SM/ Advantage). The Income4Life(R) Solution provides higher regular income payments and lower Account Value than are realized under I-4Life/SM/ Advantage. For a limited time, contracts in force prior to the availability of I-4Life/SM/ Advantage in a particular state may elect the Income4Life(R) Solution. Contracts issued after I-4Life/SM/ Advantage is available in your state may only elect I-4Life/SM/ Advantage.

Termination. You may not terminate I-4Life/SM/ Advan-tage once you have elected it.

General Information
The Guarantee of Principal death benefit, EGMDB and the Estate Enhancement Benefit Rider are not available after the annuity commencement date.

The annuity commencement date is usually on or before the contractowner's 90th birthday. You may change the annuity commencement date, change the annuity option or change the allocation of the investment among subaccounts up to 30 days before the scheduled annuity commencement date, upon written notice to the home office. You must give us at least 30 days notice before the date on which you want payouts to begin. If proceeds become available to a beneficiary in a lump sum, the beneficiary may choose any annuity payout option.

Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to your beneficiary as payouts become due.

Federal tax matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.

Nonqualified annuities
This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the tax code. We may not offer nonqualified annuities for all of our annuity products.

Tax deferral on earnings
The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:

.. An individual must own the contract (or the tax law must treat the contract as owned by an individual).

.. The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.

.. Your right to choose particular investments for a contract must be limited.

.. The annuity commencement date must not occur near the end of the annuitant's life expectancy.
Contracts not owned by an individual
If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, bonus credits and persistency credits are contracts issued to a corporation or a trust. Exceptions to this rule exist. For example, the tax code treats a contract as owned by an individual if the named owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees.

Investments in the VAA must be diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."

Restrictions
Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.

Loss of interest deduction
After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.

Age at which annuity payouts begin
Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. How ever, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.

Tax treatment of payments
We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in your contract value until there is a distribution from your contract.

Taxation of withdrawals and surrenders
You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your purchase payments. In certain circumstances, your purchase payments are reduced by amounts received from your contract that were not included in income.

Taxation of annuity payouts
The tax code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount in the contract have been distributed, the amount not received will generally be deductible. If you choose the levelized payout option under the I-4Life/SM/ Advantage, the tax law may treat you as being in receipt of additional amounts of income and tax the additional amounts.

Taxation of death benefits
We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.

.. Death prior to the annuity commencement date--

.. If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.

  . If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

.. Death after the annuity commencement date--

  . If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.

  . If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.

Penalty taxes payable on withdrawals, surrenders, or annuity payouts
The tax code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:

.. you receive on or after you reach age 59 1/2,

.. you receive because you became disabled (as defined in the tax law),

.. a beneficiary receives on or after your death, or

.. you receive as a series of substantially equal periodic payments for your life (or life expectancy).

Special rules if you own more than one annuity contract
In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a sur-render, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.

Loans and assignments
Except for certain qualified contracts, the tax code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) any portion of your contract value, as a withdrawal of such amount or portion.

Gifting a contract
If you transfer ownership of your contract to a person other than your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner's purchase payments in the contract would then be increased to reflect the amount included in income.

Charges for a contract's death benefit
Your contract automatically includes a basic death benefit. Certain enhancements to the basic death benefit may also be available to you. The cost of the basic death benefit and any enhancements to such death benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the death benefit charge as a contract withdrawal.

Qualified retirement plans
We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this Prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

Types of qualified contracts and terms of contracts
Currently, we issue contracts in connection with the following types of qualified plans:

.. Individual Retirement Accounts and Annuities ("Traditional IRAs")

.. Roth IRAs

.. Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")

.. SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)

.. 403(b) plans (public school system and tax-exempt organization annuity plans)

.. 401(a) plans (qualified corporate employee pension and profit-sharing plans)

.. 403(a) plans (qualified annuity plans)

.. H.R. 10 or Keogh Plans (self-employed individual plans)

.. 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)

We may issue a contract for use with other types of qualified plans in the future. We may not offer certain types of qualified plans for all of our annuity products. We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

Economic Growth and Tax Relief Reconciliation Act of 2001
The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") made a number of changes to the rules pertaining to qualified plans. These changes became effective January 1, 2002. Some changes that EGTRRA has introduced are the ability to move money from traditional IRAs to other qualified plans (and from qualified plans to traditional IRAs), increased contribution amounts to qualified plans and catch-up contributions to IRAs. It is important to note that while the contribution limits for federal tax purposes have increased, applicable state law may not permit increased contributions to your IRAs or other qualified plans. Applicable state law may also limit your ability to move your funds among your various qualified plans.

Tax treatment of qualified contracts
The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,

.. Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.

.. Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract minimum amounts by a certain age, typically age 70 1/2. Other qualified plans may allow the participant to take required distributions upon the later of reaching age 70 1/2 or retirement.

.. Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Tax treatment of payments
The Federal income tax rules generally include distributions from a qualified contract in the recipient's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.

Required minimum distributions
Under most qualified plans, you must begin receiving payments from the contract minimum amounts by the later of age 70 1/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 70 1/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

The IRS has issued new proposed regulations concerning required minimum distributions. The proposed regulations may impact the distribution method you have chosen and the amount of your distributions. These rules may also change once finalized by the IRS. Please contact your tax adviser regarding any tax ramifications.

Federal penalty taxes payable on distributions
The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:

.. received on or after the annuitant reaches age 59 1/2,

.. received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),

.. received as a series of substantially equal periodic payments for the annuitant's life (or life expectancy), or

.. received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

Transfers and direct rollovers
As a result of EGTRRA, you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) nongovernmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.

Death benefit and IRAs
Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.

Federal income tax withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.

Tax status of Lincoln Life
Under existing Federal income tax laws, Lincoln Life does not pay tax on investment income and realized capital gains of the VAA. Lincoln Life does not expect that it will incur any Federal income tax liability on the income and gains earned by the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.

Changes in the law
The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

Voting rights

As required by law, we will vote the series shares held in the VAA at meetings of the shareholders of the series. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of funds of the series. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the series shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Series shares of a class held in a subaccount for which no timely instructions are received will be voted by us in proportion to the voting instructions which are received for all contracts participating in that subaccount. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, each person having a voting interest in a subaccount will receive proxy voting material, reports and other materials relating to the series. Since the series engages in shared funding, other persons or entities besides Lincoln Life may vote series shares. See Sale of fund shares by the series.

Distribution of the contracts

American Funds Distributors, Inc. (AFD), 333 South Hope Street, Los Angeles, CA 90071, is the distributor and principal underwriter of the contracts. They will be sold by properly licensed registered representatives of independent broker-dealers which in turn have selling agreements with AFD and have been licensed by state insurance departments to represent us. AFD is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers (NASD). Lincoln Life will offer contracts in all states where it is licensed to do business.

Return privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the home office at P.O. Box 2348, 1300 South Clinton Street, Fort Wayne, Indiana, 46801. A contract canceled under this provision will be void. With respect to the fixed portion of a contract, we will return purchase payments. With respect to the VAA, except as explained in the following paragraph, we will return the contract value as of the date of receipt of the cancellation, plus any premium taxes which had been deducted. No contingent deferred sales charge will be assessed. A purchaser who participates in the VAA is subject to the risk of a market loss during the free-look period.

For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return only the purchase payment(s).

State regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance.

Our books and accounts are subject to review and examination by the Indiana Insurance Department at all times. A full examination of our operations is conducted by that Department at least every five years.

Restrictions under the Texas Optional Retirement Program

Title 8, Section 830.105 of the Texas Government Code, consistent with prior interpretations of the Attorney General of the State of Texas, permits participants in the Texas Optional Retirement Program (ORP) to redeem their interest in a variable annuity contract issued under the ORP only upon:

1.Termination of employment in all institutions of higher education as defined in Texas law;

2.Retirement; or

3.Death.

Accordingly, a participant in the ORP will be required to obtain a certificate of termination from their employer before accounts can be redeemed.

Records and reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with the Delaware Management Company, 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the home office, at least semiannually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.

You may elect to recieve your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center or contacting us.

To learn more about this service, please log on to www.LincolnRetirement.com, select service centers and continue on through the Internet Service Center.

Other information

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This Prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the VAA, Lincoln Life and the contracts offered. Statements in this Prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.

We are a member of the Insurance Marketplace Standards Association ("IMSA") and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and services for individually sold life insurance and annuities.

During 2001, Lincoln Life sold its reinsurance operation to Swiss Re. See note 9 of the statutory-basis financial statements of Lincoln Life for additional information regarding the sale.

Special Arrangements
At times, Lincoln Life may offer the contracts described in this prospectus to existing owners of other Lincoln Life contracts as part of an exchange program. Contracts purchased through this exchange offer may impose different fees and expenses and provide certain additional benefits from those described in this prospectus.

Legal proceedings
Lincoln Life is involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceedings are routine and in the ordinary course of business. In some instances they include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for equitable relief.

Lincoln Life has settled its potential liability from the sale of interest sensitive universal and participating whole life insur-ance policies alleged in class action lawsuits against it. The settlement became final in 2001.

After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, under the suits and settlement described above will not have a material adverse effect on the financial position of Lincoln Life.

Statement of Additional Information
Table of Contents for Separate Account H

                Item                                       Page
                -----------------------------------------------
                General information and history of Lincoln
                Life                                        B-2
                -----------------------------------------------
                Special terms                               B-2
                -----------------------------------------------
                Services                                    B-2
                -----------------------------------------------
                Principal underwriter                       B-2
                -----------------------------------------------
                Purchase of securities being offered        B-2
                -----------------------------------------------
                Calculation of investment results           B-2
                -----------------------------------------------
                Annuity payouts                             B-7
                -----------------------------------------------
                Advertising and sales literature            B-8
                -----------------------------------------------
                Additional services                         B-9
                -----------------------------------------------
                Other information                          B-10
                -----------------------------------------------
                Financial statements                       B-10
                -----------------------------------------------

For a free copy of the SAI please see page one of this booklet.

The American Legacy III

Lincoln National Variable Annuity Account H (Registrant)

The Lincoln National Life Insurance Company (Depositor)

Statement of Additional Information (SAI)

   This Statement of Additional Information should be read in conjunction with the

   American Legacy III Prospectus of Lincoln National Variable Annuity Account H dated __________, 2003.

   You may obtain a copy of the American Legacy III Prospectus on request and without charge.
   Please write American Legacy Customer Service, The Lincoln National Life Insurance Company,
   P.O. Box 2348, Fort Wayne, Indiana 46801 or call 1-800-942-5500.

Table of Contents

                   Item                                 Page
                   -----------------------------------------
                   General information and history
                   of Lincoln Life                      B-2
                   -----------------------------------------
                   Special terms                        B-2
                   -----------------------------------------
                   Services                             B-2
                   -----------------------------------------
                   Principal underwriter                B-2
                   -----------------------------------------
                   Purchase of securities being offered B-2
                   -----------------------------------------

                     Item                              Page
                     --------------------------------------
                     Calculation of investment results  B-2
                     --------------------------------------
                     Annuity payouts                    B-7
                     --------------------------------------
                     Advertising and sales literature   B-8
                     --------------------------------------
                     Additional services                B-9
                     --------------------------------------
                     Other information                 B-10
                     --------------------------------------
                     Financial statements              B-10
                     --------------------------------------



This SAI is not a Prospectus.


The date of this SAI is__________, 2003.

General information and
history of the
Lincoln National Life
Insurance Company (Lincoln Life)

The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana stock insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company domiciled in Indiana.

Special terms

The special terms used in this SAI are the ones defined in the Prospectus. In connection with the term, valuation date, the New York Stock Exchange is currently closed on weekends and on these holidays: New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday.

Services

Independent auditors
The financial statements of the variable annuity account (VAA) and the statutory-basis financial statements of Lincoln Life appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana, 46802, as set forth in their reports also appearing elsewhere in this document and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included in this document in reliance on their reports given on their authority as experts in accounting and auditing.

Keeper of records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by Lincoln Life or by third parties responsible to Lincoln Life. We have entered into an agreement with the Delaware Management Company, 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by Lincoln Life for this service.

Principal underwriter

Lincoln Life has contracted with American Funds Distributors, Inc. (AFD), 333 South Hope Street, Los Angeles, California 90071, a licensed broker-dealer, to distribute the contracts through certain legally authorized sales persons and organizations (brokers). AFD and its brokers are compensated under a standard compensation schedule. For 1999, 2000 and 2001, AFD received underwriting commissions of $13,470,639, $17,970,257 and $16,539,760, respectively. AFD retained these amounts: 1999--$9,017,863; 2000--$10,817,428; 2001--$10,716,217.

Purchase of securities being offered

The contracts are offered to the public through certain securities broker/dealers who have entered into selling agreements with AFD and whose personnel are legally authorized to sell annuity products. Although there are no special purchase plans for any class of prospective buyers, the contingent deferred sales charge normally assessed upon surrender or withdrawal of contract value will be waived for officers, directors or bona fide full time employees of LNC, The Capital Group, Inc., their affiliated or managed companies, and certain other persons. See Charges and other deductions in the Prospectus.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the General Account subject to restrictions set out in the Prospectus. See The contracts, in the Prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.

Calculation of investment results

The paragraphs set forth below represent performance information for the VAA and the subaccounts calculated in several different ways.

The seven-day yield is determined by calculating the change in unit value for the base period (the 7-day period ended December 31); then dividing this figure by the account value at the beginning of the period; then annualizing this result by the factor of 365/7. This yield includes all deductions charged to the contractowner's account, and excludes any realized gains and losses from the sale of securities.

Standard investment results:

Standard performance is based on a formula to calculate performance that is prescribed by the SEC. Under rules issued by the SEC, standard performance must be included in any marketing material that discusses the performance of the VAA and the subaccounts. This information represents past performance and does not indicate or represent future performance.

Average annual return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

                               P(1 + T)/n/ = ERV

Where:   P =   a hypothetical initial purchase payment of
               $1,000
         T =   average annual total return for the
               period in question
         N =   number of years
       ERV =   ending redeemable value (as of the end
               of the period in question) of a hy
               pothetical $1,000 purchase payment made
               at the beginning of the 1-year, 5-year, or
               10-year period in question (or fractional
               period thereof)

The formula assumes that: (1) all recurring fees have been charged to the contractowner accounts; (2) all applicable non-recurring charges (including any surrender charges) are deducted at the end of the period in question; and
(3) there will be a complete redemption upon the anniversary of the 1-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we will report standard performance back to the first date that the Fund became available in the VAA. Because standard performance reporting periods of less than one year could be misleading, we may report "N/A's" for standard performance until one year after a Fund became available in the VAA.

(A) Standard Performance Data:

    Period Ending December 31, 2001


                                                                                      10 Years or
                                                                                      Since
                                              1-Year             5-Years              Inception
                                              With               With                 With
                                              EGMDB              EGMDB      10 Years  EGMDB
                                              and                and        or Since  and
                                       1-Year Guaranteed 5-Years Guaranteed Inception Guaranteed
                                       With   Benefit    With    Benefit    With      Benefit
                                       EGMDB  Rider      EGMDB   Rider      EGMDB     Rider
-------------------------------------------------------------------------------------------------
Global Discovery Subaccount
(as if subaccount commenced 7/5/01)
Global Growth Subaccount
(as if subaccount commenced 4/30/97)
Global Small Capitalization Subaccount
(as if subaccount commenced 4/30/98)
Growth Subaccount
(as if subaccount commenced 8/1/89)
International Subaccount
(as if subaccount commenced 5/1/90)
New World Subaccount
(as if subaccount commenced 6/17/99)
Blue Chip Income & Growth Subaccount
(as if subaccount commenced 7/5/01)
Growth-Income Subaccount
(as if subaccount commenced 8/1/89)
Asset Allocation Subaccount
(as if subaccount commenced 8/1/89)
High-Income Bond Subaccount
(as if subaccount commenced 8/1/89)
Bond Subaccount
(as if subaccount commenced 1/2/96)
U.S. Gov't/AAA Subaccount
(as if subaccount commenced 8/1/89)
Cash Management Subaccount
(as if subaccount commenced 8/1/89)



The performance figures shown reflect the cost of the EGMDB and the Guaranteed Benefit Rider with the EGMDB. If contractowners had chosen to eliminate the EGMDB, their returns would have been higher. The performance figures above do not reflect the cost of the EEB Rider. If contractowners had elected the EEB rider, their returns would have been lower.

(B) Standard Performance Data


    Period Ending December 31, 2001


                                       1-Year with 1-Year with    5-Years with 5-Years with   10-Years with 10-Years with
                                       i4LIFE/SM/  Income4Life(R) i4LIFE/SM/   Income4Life(R) i4LIFE/SM/    Income4Life(R)
                                       Advantage   Solution       Advantage    Solution       Advantage     Solution
-------------------------------------- ----------- -------------- ------------ -------------- ------------- --------------
Global Discovery Subaccount
(as if subaccount commenced 7/5/01)
Global Growth Subaccount
(as if subaccount commenced 4/30/97)
Global Small Capitalization Subaccount
(as if subaccount commenced 4/30/98)
Growth Subaccount
(as if subaccount commenced 8/1/89)
International Subaccount
(as if subaccount commenced 5/1/90)
New World Subaccount
(as if subaccount commenced 6/17/99)
Blue Chip Income & Growth Subaccount
(as if subaccount commenced 7/5/01)
Growth-Income Subaccount
(as if subaccount commenced 8/1/89)
Asset Allocation Subaccount
(as if subaccount commenced 8/1/89)
High-Income Bond Subaccount
(as if subaccount commenced 8/1/89)
Bond Subaccount
(as if subaccount commenced 1/2/96)
U.S. Gov't/AAA Subaccount
(as if subaccount commenced 8/1/89)
Cash Management Subaccount
(as if subaccount commenced 8/1/89)



The performance figures shown reflect the cost of the I-4Life/SM/ Advantage with the EGMDB death benefit or the Income4Life(R) Solution.


Non-standard investment results:

The VAA may report its results over various periods--daily, monthly, three-month, six-month, year-to-date, yearly (fiscal year), three, five, ten years or more and lifetime--and compare its results to indices and other variable annuities in sales materials including advertisements, brochures and reports. Performance information for the periods prior to the date that a Fund became available in the VAA will be calculated based on (1) the performance of the Fund adjusted for Contract charges (ie: mortality and expense risk fees, any applicable administrative charges, and the management and other expenses of the fund) and (2) the assumption that the subaccounts were in existence for the same periods as indicated for the Fund. It may or may not reflect charges for any Riders (ie: EGMDB or EEB) that were in effect during the time periods shown. This performance is referred to as non-standardized performance data. Such results may be computed on a cumulative and/or annualized basis. We may provide illustrations of income payments and values during the annuity payout period, based on historical or hypothetical rates of return that are not guaranteed. We may also report non-standard performance assuming that you deposited $10,000 into a subaccount at inception of the underlying fund or 10 years ago (whichever is less). This non-standard performance may be shown as a graph illustrating how that deposit would have increased or decreased in value over time based on the performance of the underlying fund adjusted for Contract charges. This information represents past performance and does not indicate or represent future performance. The investment return and value of a Contract will fluctuate so that contractowner's investment may be worth more or less than the original investment. Cumulative quotations are arrived at by calculating the change in Accumulation Unit Value between the first and last day of the base period being measured, and expressing the difference as a percentage of the unit value at the beginning of the base period. Annualized quotations are arrived at by applying a formula which reflects the level rate of return, which if earned over the entire base period, would produce the cumulative return.

The performance numbers in the following tables do not reflect surrender charges.

(A) Non-Standard Performance Data (assuming the Income4Life(R) Solution or the I-4Life/SM/ Advantage is not in effect):

    Period Ending December 31, 2001

                                                                             Since
                                       YTD     1-year  3-year 5-year 10-year Inception
                                       With    With    With   With   With    With
                                       EGMDB   EGMDB   EGMDB  EGMDB  EGMDB   EGMDB
--------------------------------------------------------------------------------------
Global Discovery Subaccount              N/A     N/A     N/A    N/A    N/A     (7.4)%
(as if subaccount commenced 7/5/01)
Global Growth Subaccount               (15.4)% (15.4)%   4.2%   N/A    N/A      9.7
(as if subaccount commenced 4/30/97)
Global Small Capitalization Subaccount (14.1)  (14.1)   10.1    N/A    N/A      8.6
(as if subaccount commenced 4/30/98)
Growth Subaccount                      (19.3)  (19.3)    8.8   17.1%  14.8%    14.6
(as if subaccount commenced 2/8/84)
International Subaccount               (21.0)  (21.0)    1.8    6.2    8.3      7.5
(as if subaccount commenced 5/1/90)
New World Subaccount                    (5.5)   (5.5)    N/A    N/A    N/A     (1.8)
(as if subaccount commenced 6/17/99)
Blue Chip Income & Growth Subaccount     N/A     N/A     N/A    N/A    N/A     (6.0)
(as if subaccount commenced 7/5/01)
Growth-Income Subaccount                 1.1     1.1     5.7   11.2   11.8     12.7
(as if subaccount commenced 2/8/84)
Asset Allocation Subaccount             (0.9)   (0.9)    2.5    7.3    8.9      8.6
(as if subaccount commenced 8/1/89)
High-Income Bond Subaccount              6.2     6.2     1.8    2.9    6.0      8.7
(as if subaccount commenced 2/8/84)
Bond Subaccount                          6.6     6.6     3.7    4.4    N/A      4.4
(as if subaccount commenced 1/2/96)
U.S. Gov't/AAA Subaccount                5.5     5.5     4.3    5.2    4.9      6.0
(as if subaccount commenced 12/2/85)
Cash Management Subaccount               2.0     2.0     3.1    3.3    2.8      3.9
(as if subaccount commenced 2/8/84)

The performance figures shown above reflect the cost of the EGMDB option. If contractowners had chosen to eliminate the EGMDB, their returns would have been higher. The performance figures above do not reflect the cost of the EEB rider. If contractowners had elected the EEB rider, their returns would have been lower.

(B) Non-Standard Performance Data (assuming the Income4Life(R) Solution is in effect):

    Period Ending December 31, 2001

                                                                             Since
                                       YTD     1-year  3-year 5-year 10-year Inception
--------------------------------------------------------------------------------------
Global Discovery Subaccount              N/A     N/A    N/A     N/A    N/A     (7.5)%
(as if subaccount commenced 7/5/01)
Global Growth Subaccount               (15.6)% (15.6)%  4.0%    N/A    N/A      9.5
(as if subaccount commenced 4/30/97)
Global Small Capitalization Subaccount (14.3)  (14.3)   9.8     N/A    N/A      8.3
(as if subaccount commenced 4/30/98)
Growth Subaccount                      (19.5)  (19.5)   8.6    16.8%  14.5%    14.3
(as if subaccount commenced 2/8/84)
International Subaccount               (21.2)  (21.2)   1.5     5.9    8.1      7.2
(as if subaccount commenced 5/1/90)
New World Subaccount                    (5.8)   (5.8)   N/A     N/A    N/A     (2.0)
(as if subaccount commenced 6/17/99)
Blue Chip Income & Growth Subaccount     N/A     N/A    N/A     N/A    N/A     (6.1)
(as if subaccount commenced 7/5/01)
Growth-Income Subaccount                 0.9     0.9    5.4    10.9   11.5     12.4
(as if subaccount commenced 2/8/84)
Asset Allocation Subaccount             (1.1)   (1.1)   2.2     7.0    8.6      8.3
(as if subaccount commenced 8/1/89)
High-Income Bond Subaccount              6.0     6.0    1.5     2.6    5.7      8.4
(as if subaccount commenced 2/8/84)
Bond Subaccount                          6.4     6.4    3.5     4.2    N/A      4.1
(as if subaccount commenced 1/2/96)
U.S. Gov't/AAA Subaccount                5.3     5.3    4.0     4.9    4.6      5.7
(as if subaccount commenced 12/2/85)
Cash Management Subaccount               1.7     1.7    2.9     3.0    2.5      3.7
(as if subaccount commenced 2/8/84)

(C) Non-Standard Performance Data (assuming the I-4Life/SM/ Advantage is in effect):

    Period Ending December 31, 2001

                                                                             Since
                                       YTD     1-year  3-year 5-year 10-year Inception
--------------------------------------------------------------------------------------
Global Discovery Subaccount              N/A     N/A    N/A     N/A    N/A     (7.6)%
(as if subaccount commenced 7/5/01)
Global Growth Subaccount               (15.8)% (15.8)%  3.7%    N/A    N/A      9.2
(as if subaccount commenced 4/30/97)
Global Small Capitalization Subaccount (14.5)  (14.5)   9.6     N/A    N/A      8.0
(as if subaccount commenced 4/30/98)
Growth Subaccount                      (19.7)  (19.7)   8.3    16.5%  14.2%    14.0
(as if subaccount commenced 2/8/84)
International Subaccount               (21.4)  (21.4)   1.2     5.6    7.8      6.9
(as if subaccount commenced 5/1/90)
New World Subaccount                    (6.0)   (6.0)   N/A     N/A    N/A     (2.3)
(as if subaccount commenced 6/17/99)
Blue Chip Income & Growth Subaccount     N/A     N/A    N/A     N/A    N/A     (6.3)
(as if subaccount commenced 7/5/01)
Growth-Income Subaccount                 0.6     0.6    5.2    10.7   11.3     12.2
(as if subaccount commenced 2/8/84)
Asset Allocation Subaccount             (1.4)   (1.4)   2.0     6.7    8.3      8.0
(as if subaccount commenced 8/1/89)
High-Income Bond Subaccount              5.7     5.7    1.3     2.4    5.4      8.2
(as if subaccount commenced 2/8/84)
Bond Subaccount                          6.1     6.1    3.2     3.9    N/A      3.9
(as if subaccount commenced 1/2/96)
U.S. Gov't/AAA Subaccount                5.0     5.0    3.8     4.7    4.4      5.5
(as if subaccount commenced 12/2/85)
Cash Management Subaccount               1.5     1.5    2.6     2.7    2.3      3.4
(as if subaccount commenced 2/8/84)

   The performance figures shown reflect the cost of the I-4Life/SM/ Advantage with the EGMDB death benefit.


(D) Non-Standard Performance Data (assuming the Guaranteed Benefit Rider is in effect):



                                                                        Since
                                       YTD 1-year 3-year 5-year 10-year Inception
---------------------------------------------------------------------------------
Global Discovery Subaccount
(as if subaccount commenced 7/5/01)
Global Growth Subaccount
(as if subaccount commenced 4/30/97)
Global Small Capitalization Subaccount
(as if subaccount commenced 4/30/98)
Growth Subaccount
(as if subaccount commenced 2/8/84)
International Subaccount
(as if subaccount commenced 5/1/90)
New World Subaccount
(as if subaccount commenced 6/17/99)
Blue Chip Income & Growth Subaccount
(as if subaccount commenced 7/5/01)
Growth-Income Subaccount
(as if subaccount commenced 2/8/84)
Asset Allocation Subaccount
(as if subaccount commenced 8/1/89)
High-Income Bond Subaccount
(as if subaccount commenced 2/8/84)
Bond Subaccount
(as if subaccount commenced 1/2/96)
U.S. Gov't/AAA Subaccount
(as if subaccount commenced 12/2/85)
Cash Management Subaccount
(as if subaccount commenced 2/8/84)



The performance figures shown reflect the cost of the Guaranteed Benefit Rider and the EGMDB death benefit.

Annuity payouts

Variable annuity payouts
Variable annuity payouts will be determined on the basis of: (1) the dollar value of the contract on the annuity commencement date; (2) the annuity tables contained in the contract; (3) the type of annuity option selected; and (4) the investment results of the fund(s) selected. In order to determine the amount of variable annuity payouts, Lincoln Life makes the following calculation: first, it determines the dollar amount of the first payout; second, it credits the contract with a fixed number of annuity units based on the amount of the first payout; and third, it calculates the value of the annuity units each period thereafter. These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 4% per annum. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The 4% interest rate stated above is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds 4%, the payout will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than 4%, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

Lincoln Life may use sex distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:

a.The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and

b.A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.

I-4Life/SM/ Advantage for non-qualified contracts
During the Access Period, regular income payments will be determined on the basis of: (1) the dollar value of the contract on the valuation date not more than fourteen days prior to the initial regular income date, less any applicable premium taxes, and each regular income payment date thereafter (or each subsequent anniversary of the initial regular income date if levelized payments are selected); (2) the annuity factor for the I-4Life/SM/ Advantage or Income 4Life(R) Solution option selected; and (3) the investment results of the variable subaccounts selected. The initial regular income payment is determined by dividing the contract value as of the valuation date no more than fourteen days prior to the initial regular income payment date, less any premium taxes, by 1,000 and multiplying this result by the annuity factor. Subsequent regular income payments are determined by dividing the Account Value as of the valuation date not more than fourteen days prior to the regular income payment due date (or each subsequent anniversary of the initial regular income date if levelized payments are selected) by 1,000 and multiplying this result by the annuity factor adjusted for the remaining annuity period.

I-4Life/SM/ Advantage annuity factors are based on whether the I-4Life/SM/ Advantage or the Income4Life(R) Solution is selected, an assumed investment return of either 3%, 4%, 5% or 6% per annum, the length of the Access Period, the length of time any regular income payments are guaranteed after the Access Period, the frequency of the regular income payments, and the age(s) and sex(s) of the annuitant(s) as of the date the initial regular income payment is calculated, and when applicable, the 1983 Table "a" Individual Annuity Mortality Table, modified.

At the end of the Access Period, the periodic regular income payment will purchase annuity units at the then current annuity unit value. Subsequent regular income payments made after the Access Period will be calculated using annuity units as described in the Variable annuity payouts section above.

The assumed interest rate is the measuring point for subsequent regular income payments. Each subsequent regular income payment will fluctuate. If the actual net investment rate (annualized) for the contract exceeds the assumed rate, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment rate for the contract is less than the assumed rate, the regular income payment will decrease. If a higher assumed rate of interest is selected, regular income payments will start at a higher level but will decrease more rapidly or increase more slowly.

Lincoln Life may use sex-distinct annuity factors for contracts that are not associated with employer sponsored plans and where not prohibited by law.

I-4Life/SM/ Advantage for IRA contracts
During the Access Period, regular income payments will be determined on the basis of: (1) the dollar value of the contract on December 31 of each year prior to the initial regular income payment and each subsequent regular income payment; (2) the annuity factor for the I-4Life/SM/ Advantage or Income4Life(R) Solution option selected; and (3) the investment results of the fixed and/or variable subaccounts selected. The initial regular income payment is determined by dividing the contract value as of December 31 of the year prior to the initial regular income payment date by 1,000 and multiplying this result by the annuity factor. Any regular income payments due in the same calendar year will be equal to the first regular income payment of the calendar year. This results in the regular income payment remaining level for a full calendar year and then adjusting at the beginning of the next calendar year. The first regular income payment of a subsequent calendar year will be determined by dividing the Account Value as of December 31 of the year prior by 1,000 and multiplying this result by the annuity factor adjusted for the remaining annuity period.

I-4Life/SM/ Advantage annuity factors are based on whether the I-4Life/SM/ Advantage or Income4Life(R) Solution is selected, an assumed investment return of either 3%, 4%, 5% or 6% per annum, the length of the Access Period, the length of time any regular income payments are guaranteed after the Access Period, the frequency of the regular income payments, and the age(s) and sex of the annuitant(s) as of the date the initial regular income payment is calculated, and when applicable the 1983 Table "a" Individual Annuity Mortality Table, modified.

At the end of the Access Period, the periodic regular income payment will purchase annuity units at the then current annuity unit value. Subsequent regular income payments made after the Access Period will be calculated using annuity units as described in the Variable annuity payouts section above.

The assumed interest rate is the measuring point for subsequent regular income payments. Regular income payments will be adjusted at the beginning of each cal endar year during the Access Period, regardless of whether the account value is invested in fixed or variable subaccounts. After the Access Period each subsequent regular income payment will be adjusted. If the actual net investment rate (annualized) for the contract, whether based upon a fixed and/or variable subaccount, exceeds the assumed rate, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment rate for the contract is less than the assumed rate, the regular income payment will decrease. If a higher assumed rate of interest is selected, regular income payments will start at a higher level but will decrease more rapidly or increase more slowly.

After the Access Period only the variable portion of each subsequent regular income payment will be adjusted as discussed above.

Lincoln Life may use sex-distinct annuity factors for contracts that are not associated with employer sponsored plans and where not prohibited by law.

Proof of age, sex and survival
Lincoln Life may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.

Advertising and sales
literature

As set forth in the Prospectus, Lincoln Life may refer to the following organizations (and others) in its marketing materials:

A.M. Best's Rating System is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company. A.M. Best also provides certain rankings, to which Lincoln Life intends to refer.

Fitch provides ratings on over 800 insurance entities in close to 30 countries. The Insurance Group maintains three significant analytical staffing centers in Chicago, London and New York, and also coordinates local analytical resources in other parts of the world on behalf of Fitch's global office network.

EAFE Index is prepared by Morgan Stanley Capital International (MSCI). It measures performance of equity securities in Europe, Australasia and the Far East. The index reflects the movements of world stock markets by representing the evolution of an unmanaged portfolio. The EAFE Index offers international diversification representing over 1,000 companies across 20 different countries.

Lipper Variable Insurance Products Performance Analysis Service is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

Moody's insurance financial strength rating is an opinion of an insurance company's financial strength and ability to meet financial obligations. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

Morningstar is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities.

Standard & Poor's insurance claims-paying ability rating is an opinion of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with the terms. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

Vards (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

Standard & Poor's 500 Index--A broad-based measurement of U.S. stock-market performance based on the weighted average performance of 500 common stocks of leading company's and leading industries; commonly known as the Standard & Poor's 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor's Corporation, a financial advisory, securities rating, and publishing firm.

NASDAQ-OTC Price Index--this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of 100.00 on February 5, 1971.

Dow Jones Industrial Average (DJIA)--price-weighted average of 30 actively traded blue chip stocks, primarily industrials but currently including American Express Company and American Telephone and Telegraph Company. Prepared and published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

In its advertisements and other sales literature for the VAA and the series funds, Lincoln Life intends to illustrate the advantages of the contracts in a number of ways:

Compound Interest Illustrations. These will emphasize several advantages of the variable annuity contract. For example, but not by way of illustration, the literature may emphasize the potential tax savings through tax deferral; the potential advantage of the variable annuity account over the fixed account; and the compounding effect when a client makes regular deposits to his or her contract.

Internet. An electronic communications network which may be used to provide information regarding Lincoln Life, performance of the subaccounts and advertisement literature.

Additional Services

Dollar-Cost Averaging (DCA)--You may systematically transfer on a monthly basis amounts from the DCA Fixed Account or certain variable subaccounts into the variable subaccounts. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $1,500 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of: (1) the annuity commencement date; (2) the value of the amount being DCA'd is depleted; or (3) you cancel the program by written request or by telephone if we have your telephone authorization on file. Currently, there is no charge for this service. However, we reserve the right to impose one. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges which may apply to transfers. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS)--AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to our home office. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to our home office. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted by Section 401(a)(9) of the code for qualified plans or permitted under Section 72 for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Contingent deferred sales charges.

   Cross-reinvestment service--Under this option, account value in a designated variable subaccount or the fixed side of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) or the fixed side of the contract at specific intervals. You may elect to participate in cross-reinvestment at the time of application or at any time before the annuity commencement date by sending a written request to our home office or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross-reinvestment will continue until we receive authorization to terminate the program.

   The minimum holding account value required to establish cross-reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges which may apply to transfers. We reserve the right to discontinue this service at any time.

   Portfolio rebalancing--Portfolio Rebalancing is an option which, if elected by the contractowner, restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount (e.g., 20% Money Market, 50% Growth, 30% International). This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to Lincoln Life, or by telephone if we have your telephone authorization on file.

   If portfolio rebalancing is elected, all purchase payments allocated to the variable account subaccounts must be subject to portfolio rebalancing.

   Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. Once the portfolio rebalancing option is activated, any variable account subaccount transfers executed outside of the portfolio rebalancing option will terminate the portfolio rebalancing option. Any subsequent purchase payment or withdrawal that modifies the account balance within each variable account subaccount may also cause termination of the portfolio rebalancing option. Any such termination will be confirmed to the contractowner. The contractowner may terminate the portfolio rebalancing option or re-enroll at any time by writing Lincoln Life, or by calling, if we have your telephone authorization on file.

   The portfolio rebalancing program is not available following the annuity commencement date. Currently, there is no charge for this service. However, we reserve the right to impose one.

   Lincoln Financial Group. Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. With headquarters in Philadelphia, Lincoln Financial Group has consolidated assets of $98 billion and annual consolidated revenues of $6.4 billion. Through its wealth accumulation and protection businesses, the company provides annuities, life insurance, 401(k) plans, mutual funds, managed accounts, institutional investment and financial planning and advisory services.

   Lincoln Life's customers. Sales literature for the VAA and the series' funds may refer to the number of employers and the number of individual annuity clients which Lincoln Life serves. As of the date of this SAI, Lincoln Life was serving over 17,000 employers and more than 1.5 million individuals.

   Lincoln Life's assets, size. Lincoln Life may discuss its general financial condition (see, for example, the reference to A.M. Best Company, above); it may refer to its assets; it may also discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria (see reference to A.M. Best Company above). For example, at year-end 2001 Lincoln Life had statutory admitted assets of over $74 billion.

Other Information

   Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the Prospectus for each fund for more information about mixed funding.

Financial Statements




[To Be Filed by Amendment]

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H

                      REGISTRATION STATEMENT ON FORM N-4

                          PART C - OTHER INFORMATION

Item 24.   Financial Statements

  (a) List of Financial Statements

     1. Part A The Table of Condensed Financial Information is included in Part A of this Registration Statement. (To Be Filed by Amendment)

     2. Part B The following financial statements for the Variable Account are included in Part B of this Registration Statement. (To Be Filed by Amendment)

         Statement of Assets and Liabilities -- December 31, 2001
         Statement of Operations -- Year ended December 31, 2001
         Statements of Changes in Net Assets -- Years ended December 31, 2001 and 2000
         Notes to Financial Statements -- December 31, 2001
         Report of Ernst & Young LLP, Independent Auditors

      3. Part B The following statutory-basis financial statements of The Lincoln National Life Insurance Company are included in Part B of this Registration Statement. (To Be Filed by Amendment)

         Balance Sheets--Statutory-Basis--December 31, 2001 and 2000

         Statements of Operations--Statutory-Basis--Years ended December 31, 2001, 2000 and 1999

         Statements of Changes in Capital and Surplus--Statutory-Basis--Years ended December 31, 2001, 2000 and 1999

         Statements of Cash Flow--Statutory-Basis--Years ended December 31, 2001, 2000 and 1999

         Notes to Statutory-Basis Financial Statements--December 31, 2001


         Report of Ernst & Young LLP, Independent Auditors

Item 24.                          (Continued)

               (b)  List of Exhibits

(1) Resolutions of the Board of Directors of The Lincoln National Life Insurance Company establishing Separate Account H are incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 33-27783) filed on December 5, 1996.

(2)    None.

(3)(a) Principal Underwriting Agreement among the Lincoln National Life Insurance Company and American Funds Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 10 (File No. 33-27783) filed on March 31, 1997.

   (b) Amendment to Principal Underwriting Agreement incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-18419) filed on March 27, 1998.

   (c) Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-18419) filed on March 27, 1998.

   (d) Amendment dated October 15, 1999 to Principal Underwriting Agreement incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-63505) filed on March 28, 2000.

   (e) Amendment dated September 1999 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-63505) filed on March 28, 2000.

   (f) Amendment dated February 2000 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-63505) filed on March 28, 2000.

   (g) Amendment dated July 20, 2000 to Principal Underwriting Agreement incorporated herein by reference to Post-Effective Amendment No. 4 (File No. 333-63505) filed on April 10, 2001.

   (h) Selling Group Agreement dated November 2000 incorporated herein by reference to Post-Effective Amendment No. 4 (File No. 333-63505) filed on April 10, 2001.

(4)(a) Variable Annuity Contract incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-18419) filed on April 1, 1997.

   (b) Amendment No. 1 effective July 1, 1999 to Variable Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 4 (File No. 333-18419) filed on March 28, 2000.

   (c) Amendment No. 2 to Variable Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 4 (File No. 333-18419) filed on March 28, 2000.

   (d) Variable Annuity Contract - version A incorporated herein by reference to Post-Effective Amendment No. 4 (File No. 333-18419) filed on March 28, 2000.

   (e) Amendment No. 1 to Variable Annuity Contract - version A incorporated herein by reference to Post-Effective Amendment No. 4 (File No. 333-18419) filed on March 28, 2000.

   (f) Amendment No. 2 to Variable Annuity Contract - version A and to Variable Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 4 (File No. 333-18419) filed on March 28, 2000.

   (g) Amendment No. 3 to Variable Annuity Contract - version A incorporated herein by reference to Post-Effective Amendment No. 4 (File No. 333-18419) filed on March 28, 2000.

   (h) Amendment No. 4 to Variable Annuity Contract and to Variable Annuity Contract - version A incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-18419) filed on April 12, 2001.

   (i) Amendment No. 5 to Variable Annuity Contract and to Variable Annuity Contract - version A incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-18419) filed on April 12, 2001.

   (j) Amendment No. 6 (EEB Rider) to Variable Annuity Contract and to Variable Annuity Contract - version A incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-18419) filed on April 12, 2001.

   (k) Amendment No. 7 (I4L-Q) to Variable Annuity Contract and to Variable Annuity Contract - version A incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-18419) filed on April 9, 2002.

   (l) Amendment No. 8 (I4L-NQ) to Variable Annuity Contract and to Variable Annuity Contract - version A incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-18419) filed on April 9, 2002.

   (m) Variable Annuity Income Rider (I4LA-NQ) is incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-18419) filed on October 11, 2002.

   (n) Variable Annuity Income Rider (I4LA-Q) is incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-18419) filed on October 11, 2002.

   (o) Form of Guaranteed Benefit Rider.

(5) Application incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-18419) filed on April 9, 2002.

(6)(a) Articles of Incorporation of The Lincoln National Life Insurance Company are incorporated herein by reference to Post-Effective Amendment No. 1 (File No.333-40937) filed on November 9, 1998.

   (b) By-laws of The Lincoln National Life Insurance Company are incorporated herein by reference to Post-Effective Amendment No. 1
       (File No. 333-40937) filed on November 9, 1998.

(7)    Not applicable.

(8)(a) Services Agreement between Delaware Management Holdings, Inc., Delaware Service Company, Inc. and The Lincoln National Life Insurance Company is incorporated herein by reference to the Registration Statement of Lincoln National Growth & Income Fund, Form N-1A, Amendment No. 21 (File No. 2-80741) filed on April 10, 2000.


   (b) Amendment dated January 3, 2001 to Service Agreement between Delaware Management Holdings, Inc., Delaware Service Company, Inc. and The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-18419) filed on April 9, 2002.

   (c) Participation Agreement incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-18419) filed on April 1, 1997.

   (d) Amendment to Participation Agreement incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-18419) filed on April 1, 1997.

   (e) Amendment dated October 15, 1999 to Participation Agreement incorporated herein by reference to Post-Effective Amendment No. 3 (File
       No. 333-63505) filed on March 28, 2000.

(9) Opinion and consent of Jeremy Sachs, Senior Counsel of The Lincoln National Life Insurance Company as to legality of securities being issued incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-18419) filed on April 1, 1997.

(10) Consent of Ernst & Young LLP, Independent Auditors. (To Be Filed by Amendment)

(11)   Not applicable.

(12)   Not applicable.

(13) Schedule for Computation of Performance Quotations incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-18419) filed on April 1, 1997.

(14)   Not applicable.

(15) Organizational Chart of the Lincoln National Insurance Holding Company System is incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-93875) filed on January 31, 2003.

(16)   Power of Attorney.


Item 25.
                    DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name                  Positions and Offices with LNL
----                  ------------------------------

Jon A. Boscia**          President and Director

Lorry J. Stensrud*       Chief Executive Officer of Annuities, Executive Vice
                         President, and Director

John H. Gotta****        Chief Executive Officer of Life Insurance, Executive
                         Vice President, and Director

Gary W. Parker***        Senior Vice President

Cynthia A. Rose*         Secretary and Assistant Vice President

Eldon J. Summers*        Second Vice President and Treasurer

Richard C. Vaughan**     Director

Elizabeth Frederick*     Senior Vice President and General Counsel

Janet Chrzan*            Senior Vice President, Chief Financial Officer and
                         Director

Diane Dillman*           Director of Annuities Compliance

Christine Frederick***   Director of Life Compliance

See Yeng Quek****        Chief Investment Officer and Director

Jude T. Driscoll****     Director

Barbara S. Kowalczyk**   Director

*Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802-3506
**Principal business address is Center Square West Tower, 1500 Market Street-Suite 3900, Philadelphia, PA 19102-2112.
***Principal business address is 350 Church Street, Hartford, CT 06103 ****Principal business address is One Commerce Square, 2005 Market Street 39th floor, Philadelphia, PA 19103-3682

Item 26.
                 PERSONS CONTROLLED BY OR UNDER COMMON CONTROL
                       WITH THE DEPOSITOR OR REGISTRANT

      See Exhibit 15: Organizational Chart of the Lincoln National Insurance Holding Company System.

Item 27.
                         NUMBER OF CONTRACTOWNERS

     As of January 31, 2003, there were 274,562 (variable and fixed) Contract Owners under Account H.


Item 28.                         Indemnification

     (a) Brief description of indemnification provisions.

         In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (LNL) provides that LNL will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of LNL, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, LNL. Certain additional conditions apply to indemnification in criminal proceedings.

         In particular, separate conditions govern indemnification of directors, officers, and employees of LNL in connection with suits by, or in the right of, LNL.

         Please refer to Article VII of the By-Laws of LNL (Exhibit no. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.                       Principal Underwriter

     (a) American Funds Distributors, Inc., is also the Principal Underwriter of shares of: AMCAP Fund, Inc., American Balanced Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., Capital Income Builder, Inc., Capital World Bond Fund, Inc., Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, U.S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.

Lincoln National Variable Annuity Account E, Lincoln Life Flexible Premium Variable Life Accounts F, J and Y (all registered as investment companies under the 1940 Act) and Lincoln National Flexible Premium Group Variable Annuity Accounts 50, 51, and 52.

     (b)              (1)                                       (2)
        Name and Principal                      Positions and Offices
         Business Address                        with Underwriter
        ------------------                      ---------------------

        David L. Abzug                          Vice President
        P.O. Box 2248
        Agoura Hills, CA 91376

        John A. Agar                            Vice President
        P.O. Box 7326
        Little Rock, AR 72217

   Robert B. Aprison                   Vice President
   2983 Bryn Wood Drive
   Madison, WI 53711

L  William W. Bagnard                  Vice President

   Steven L. Barnes                    Senior Vice President
   7490 Clubhouse Road, Suite 100
   Boulder, CO 80301

L  Nancy J. Batlin                     Vice President

B  Carl R. Bauer                       Vice President

   Michelle A. Bergeron                Senior Vice President
   4160 Gateswalk Drive
   Smyrna, GA 30080

   J. Walter Best, Jr.                 Regional Vice President
   9013 N. Brentmeade Blvd.
   Brentwood, TN 37027

   Joseph T. Blair                     Senior Vice President
   P.O. Box 3259
   148 E. Shore Ave.
   Groton Long Point, CT 06340

(b)                 (1)                                       (2)
     Name and Principal                       Positions and Offices
     Business Address                         with Underwriter
     ------------------                       ---------------------

     John A. Blanchard                        Vice President
     576 Somerset Lane
     Northfield, IL 60093

     Ian B. Bodell                            Senior Vice President
     P.O. Box 1665
     Brentwood, TN 37024-1665

     Mick L. Brethower                        Senior Vice President
     601 E. Whitestone Blvd.
     Building 6, Suite 115
     Cedar Park, TX 78613

     C. Alan Brown                            Vice President
     4129 Laclede Avenue
     St. Louis, MO  63108

L    Sheryl M. Burford                        Assistant Vice President

B    J. Peter Burns                           Vice President

     Cody Callaway                            Regional Vice President
     803 South Desert Palm Place
     Broken Arrow, OK 74012

     Matthew Carlisle                         Regional Vice President
     4500 Fairvista Drive
     Charlotte, NC 28269

     Damian F. Carroll                        Regional Vice President
     40 Ten Acre Road
     New Britain, CT 06052

     Brian C. Casey                           Vice President
     8002 Greentree Road
     Bethesda, MD 20817

     Victor C. Cassato                        Senior Vice President
     609 W. Littleton Blvd., Suite 310
     Littleton, CO 80120

     Christopher J. Cassin                    Senior Vice President
     19 North Grant Street
     Hinsdale, IL 60521

     Denise M. Cassin                         Vice President
     1301 Stoney Creek Drive
     San Ramon, CA 94538

L    David D. Charlton                        Senior Vice President

L    Larry P. Clemmensen                      Director

L    Kevin G. Clifford                        Director, President and Co-Chief
                                              Executive Officer

H    Cheri Coleman                            Vice President

     Ruth M. Collier                          Senior Vice President
     106 Central Park South, #10K
     New York, NY 10019

S    David Coolbaugh                           Vice President

(b)                (1)                                         (2)
     Name and Principal                       Positions and Offices
     Business Address                         with Underwriter
     ---------------------                    ---------------------

H    Carlo O. Cordasco                        Regional Vice President
     101 Five Forks Lane
     Hampton, VA 23669

H    Josie Cortez                             Assistant Vice President

     Thomas E. Cournoyer                      Vice President
     2333 Granada Boulevard
     Coral Gables, FL 33134


L    Michael D. Cravotta                      Assistant Vice President

     Joseph G. Cronin                         Regional Vice President
     1281 Fiore
     Lake Forest, IL 60045

     William Daugherty                        Regional Vice President
     1216 Highlander Way
     Mechanicsburg, PA 17050

     Guy E. Decker                            Regional Vice President
     2990 Topaz Lane
     Carmel, IN  46032

     Daniel J. Delianedis                     Vice President
     Edina Executive Plaza
     5200 Willson Road, Suite 150
     Edina, MN 55424

     James A. DePerno, Jr.                    Regional Vice President
     91 Church Street
     East Aurora, NY 14052

L    Bruce De Priester                        Senior Vice President

L    Diane M. Dexter                          Assistant Vice President

     Tom Dickson                              Regional Vice President
     108 Wilmington Court
     Southlake, TX 76092

     Michael A. Dilella                       Vice President
     P.O. Box 661
     Ramsey, NJ 07446

     G. Michael Dill                          Senior Vice President
     505 E. Main Street
     Jenks, OK 74037

     Kirk D. Dodge                            Senior Vice President
     2627 Mission Street
     San Marino, CA 91108

     Peter J. Doran                           Director, Executive Vice President
     100 Merrick Road, Suite 216W
     Rockville Centre, NY 11570

L    Michael J. Downer                        Secretary

     Michael J. Dullaghan                     Regional Vice President
     5040 Plantation Grove Lane
     Roanoke, VA 24012

S    J. Steven Duncan                         Senior Vice President

     Robert W. Durbin                         Vice President
     74 Sunny Lane
     Tiffin, OH 44883

I    Lloyd G. Edwards                         Senior Vice President

     Timothy L. Ellis                         Regional Vice President
     1441 Canton Mart Road, Suite 9
     Jackson, MS 39211

     John Fodor                               Senior Vice President
     15 Latisquama Road
     Southborough, MA 01772

L    Charles L. Freadhoff                     Vice President

     Daniel B. Frick                          Regional Vice President
     845 Western Avenue
     Glen Ellyn, IL 60137

(b)               (1)                                     (2)
   Name and Principal                   Positions and Offices
    Business Address                     with Underwriter
   ------------------                  ----------------------

   Clyde E. Gardner                    Senior Vice President
   Route 2, Box 3162
   Osage Beach, MO 65065

L  Linda S. Gardner                    Vice President

B  Lori Giacomini                      Assistant Vice President

B  Evelyn K. Glassford                 Vice President

   Jack E. Goldin                      Regional Vice President
   7995 Northwest 20th Street
   Pembroke Pines, FL 33024

   Jeffrey J. Greiner                  Vice President
   12210 Taylor Road
   Plain City, OH 43064

L  Paul G. Haaga, Jr.                  Director

B  Mariellen Hamann                    Vice President

   Derek S. Hansen                     Regional Vice President
   13033 Ridgedale Drive, #147
   Minnetonka, MN 55305

   David E. Harper                     Senior Vice President
   150 Old Franklin School Road
   Pittstown, NJ 08867

H  Mary Pat Harris                     Vice President

   Robert J. Hartig, Jr.               Regional Vice President
   8504 Scenic View Drive, Apt. 103
   Fishers, IN 46038

   Steve J. Hipsley                    Regional Vice President
   14 Dyer Switch Road
   Saratoga Springs, NY 12866

L  Russell K. Holliday                 Vice President

L  Kevin B. Hughes                     Assistant Vice President

   Ronald R. Hulsey                    Senior Vice President
   6202 Llano
   Dallas, TX 75214

   Robert S. Irish                     Vice President
   1225 Vista Del Mar Drive
   Delray Beach, FL 33483

   Michael J. Johnston                 Director
   630 Fifth Ave., 36th Floor
   New York, NY 10111

B  Damien M. Jordan                    Senior Vice President

   John P. Keating                     Regional Vice President
   2285 Eagle Harbor Parkway
   Orange Park, FL 32003

L  Benjamin M. Kemper                  Vice President

L  Maria Khader                        Assistant Vice President

   Dorothy Klock                       Vice President
   555 Madison Avenue, 29th Floor
   New York, NY 10022

L  Edward K. Klodt                     Vice President

   Dianne L. Koske                     Assistant Vice President
   122 Clydesdale Court
   Hampton, VA 23666

   R. Andrew LeBlanc                   Regional Vice President
   78 Eton Road
   Garden City, NY 11530

B   Karl A. Lewis                      Vice President

    T. Blake Liberty                   Vice President
    5506 East Mineral Lane
    Littleton, CO 80122

    Mark J. Lien                       Regional Vice President
    1103 Tulip Tree Lane
    West Des Moines, IA 50266

L   Lorin E. Liesy                     Vice President

I   Kelle Lindenberg                   Assistant Vice President

    Louis K. Linquata                  Regional Vice President
    5214 Cass Street
    Omaha, NE 68132

LW  Robert W. Lovelace                 Director

    Brendan T. Mahoney                 Regional Vice President
    29 Harvard Drive
    Sudbury, MA 01776

    Stephen A. Malbasa                 Director, Senior Vice President
    13405 Lake Shore Blvd.
    Cleveland, OH 44110

    Steven M. Markel                   Senior Vice President
    5241 South Race Street
    Greenwood Village, CO 80121

L   J. Clifton Massar                  Director, Senior Vice President

L   Christopher McCarthy               Assistant Vice President

    James R. McCrary                   Regional Vice President
    28812 Crestridge
    Rancho Palos Verdes, CA 90275

L   Scott F. McIntyre                  Senior Vice President

S   John V. McLaughlin                 Senior Vice President

L   Dan McMaster                       Assistant Vice President

    Terry W. McNabb                    Vice President
    2002 Barrett Station Road
    St. Louis, MO  63131

    Scott M. Meade                     Regional Vice President
    P.O. Box 122
    Rye Beach, NH 03871

    Monty L. Moncrief                  Regional Vice President
    55 Chandler Creek Court
    The Woodlands, TX 77381

(b)               (1)                                (2)
   Name and Principal                Positions and Offices
    Business Address                  with Underwriter
   ------------------                ---------------------

   William E. Noe                    Vice President
   304 River Oaks Road
   Brentwood, TN 37027

L  Heidi J. Novaes                   Vice President

   Peter A. Nyhus                    Vice President
   3084 Wilds Ridge Court
   Prior Lake, MN 55372

   Eric P. Olson                     Vice President
   62 Park Drive
   Glenview, IL 60025

   Jeffrey A. Olson                  Regional Vice President
   930 S. Cowley Street, #305
   Spokane, WA 99202

   Gary A. Peace                     Regional Vice President
   291 Kaanapali Drive
   Napa, CA 94558

   Samuel W. Perry                   Regional Vice President
   4730 East-Indian School Road
   Suite 120
   Phoenix, AZ 85018

   David K. Petzke                   Regional Vice President
   4016 Saint Lucia Street
   Boulder, CO 80301

   Fredric Phillips                  Senior Vice President
   175 Highland Avenue, 4th Floor
   Needham, MA 02494

B  Candance D. Pilgrim               Assistant Vice President

   Carl S. Platou                    Vice President
   7455 80th Place S.E.
   Mercer Island, WA 98040

   Gregory S. Porter                 Assistant Vice President
   630 Fifth Avenue, 36th Floor
   New York, NY 10111

S  Richard P. Prior                  Vice President

   Mark S. Reischmann                Regional Vice President
   5485 East Mineral Lane
   Littleton, CO 80122

   Steven J. Reitman                 Senior Vice President
   212 The Lane
   Hinsdale, IL 60521

   Brian A. Roberts                  Vice President
   418 S. Royal Street
   Alexandria, VA 22314

L  Julie D. Roth                     Vice President

L  James F. Rothenberg               Director

   Douglas F. Rowe                   Vice President
   414 Logan Ranch Road
   Georgetown, TX 78628

(b)               (1)                               (2)
   Name and Principal                Positions and Offices
    Business Address                   with Underwriter
   ------------------                ---------------------

   Christopher S. Rowey              Vice President
   10538 Cheviot Drive
   Los Angeles, CA 90064

H  Steve L. Rubin                    Vice President

   Dean B. Rydquist                  Senior Vice President
   1080 Bay Pointe Crossing
   Alpharetta, GA 30005

   Richard R. Samson                 Senior Vice President
   4604 Glencoe Avenue, # 4
   Marina del Rey, CA 90292

   Paul V. Santoro                   Regional Vice President
   17 Willow Street
   Boston, MA 02108

   Joseph D. Scarpitti               Vice President
   31465 St. Andrews
   Westlake, OH  44145

   Shane D. Schofield                Regional Vice President
   201 McIver Street
   Greenville, SC 29601

S  Sherrie L. Senft                  Vice President

L  R. Michael Shanahan               Director

L  Michael J. Sheldon                Assistant Vice President

   Daniel S. Shore                   Regional Vice President
   1715 North Vine Street
   Chicago, IL 60614

   Brad Short                        Regional Vice President
   1601 Seal Way
   Seal Beach, CA 90740

   David W. Short                    Chairman of the Board and
   1000 RIDC Plaza, Suite 212        Co-Chief Executive Officer
   Pittsburgh, PA 15238

   William P. Simon, Jr.             Senior Vice President
   912 Castlehill Lane
   Devon, PA 19333

L  Connie F. Sjursen                 Vice President

   Jerry L. Slater                   Regional Vice President
   4152 42nd Avenue, NE
   Seattle, WA 98105

   Rodney G. Smith                   Senior Vice President
   5520 Frankfort Court
   Dallas, TX 75252

   Anthony L. Soave                  Regional Vice President
   5397 W. Rosebud Court, SE
   Kentwood, MI 49512

L  Therese L. Souiller               Vice President

   Nicholas D. Spadaccini            Vice President
   855 Markley Woods Way
   Cincinnati, OH  45230

L  Kristen J. Spazafumo              Assistant Vice President

(b)               (1)                                  (2)
   Name and Principal                Positions and Offices
    Business Address                   with Underwriter
   ------------------                ---------------------

   Daniel S. Spradling               Senior Vice President
   181 Second Avenue, Suite 228
   San Mateo, CA 94401

B  Raymond Stein                     Assistant Vice President


LW Eric H. Stern                     Director


   Brad Stillwagon                   Regional Vice President
   2438 Broadmeade Road
   Louisville, KY 40205


B  Max D. Stites                     Vice President

L  David K. Stone                    Assistant Vice President

   Thomas A. Stout                   Vice President
   1004 Ditchley Road
   Virginia Beach, VA 23451

   Craig R. Strauser                 Vice President
   3 Dover Way
   Lake Oswego, OR 97034

   Francis N. Strazzeri              Senior Vice President
   3021 Kensington Trace
   Tarpon Springs, FL 34689

L  Lisa F. Swaiman                   Senior Vice President

L  Libby J. Syth                     Assistant Vice President

L  Drew W. Taylor                    Vice President

   Gary J. Thoma                     Regional Vice President
   401 Desnoyer
   Kaukauna, WI 54130

   Cynthia M. Thompson               Regional Vice President
   4 Franklin Way
   Ladera Ranch, CA 92694

L  James P. Toomey                   Vice President

I  Christopher E. Trede              Vice President

   George F. Truesdail               Senior Vice President
   400 Abbotsford Court
   Charlotte, NC 28270

   Scott W. Ursin-Smith              Vice President
   60 Reedland Woods Way
   Tiburon, CA 94920

   J. David Viale                    Regional Vice President
   39 Old Course Drive
   Newport Beach, CA 92660

L  Patricia A. Vogt                  Assistant Vice President

   Gerald J. Voss                    Regional Vice President
   The Pines at Four Hills
   3900 S. Southeastern Ave., #304
   Sioux Falls, SD 57103

L  Wendy A. Wainwright               Assistant Vice President

   Thomas E. Warren                  Vice President
   7347 Turnstone Road
   Sarasota, FL 34242

L  Debbie L. Wasilak                 Assistant Vice President

L  J. Kelly Webb                     Senior Vice President, Treasurer
                                     and Controller

(b)                 (1)                             (2)
     Name and Principal           Positions and Offices
     Business Address             with Underwriter
     ------------------           ---------------------

     Gregory J. Weimer            Vice President
     206 Hardwood Drive
     Venetia, PA 15367

B    Timothy W. Weiss             Director

SF   Gregory W. Wendt             Director

     George J. Wenzel             Regional Vice President
     251 Barden Road
     Bloomfield, MI 48304

H    J. D. Wiedmaier              Assistant Vice President

SF   N. Dexter Williams, Jr.      Senior Vice President

     Timothy J. Wilson            Vice President
     113 Farmview Place
     Venetia, PA 15367

B    Laura L. Wimberly            Vice President

H    Marshall D. Wingo            Director, Senior Vice President

L    Robert L. Winston            Director, Senior Vice President

     Kurt A. Wuestenberg          Regional Vice President
     975 Arboretum Drive
     Saline, MI 48176

     William R. Yost              Senior Vice President
     9320 Overlook Trail
     Eden Prairie, MN 55347

     Jonathan A. Young            Regional Vice President
     329 Downing Drive
     Chesapeake, VA 23322

     Scott D. Zambon              Regional Vice President
     2887 Piper Lane
     Tustin Ranch, CA 92782

-------------
L    Business Address, 333 South Hope Street, Los Angeles, CA 90071
LW Business Address, 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025
B    Business Address, 135 South State College Boulevard, Brea, CA 92821
S    Business Address, 3500 Wiseman Boulevard, San Antonio, TX 78251

SF Business Address, One Market, Steuart Tower, Suite 1800, San Francisco, CA 94105-1016.

H    Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
I    Business Address, 8332 Woodfield Crossing Blvd., Indianapolis, IN 46240

(C)  Not Applicable

-------------

L    Business Address, 333 South Hope Street, Los Angeles, CA 90071
LW Business Address, 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025
B    Business Address, 135 South State College Boulevard, Brea, CA 92821
S    Business Address, 3500 Wiseman Boulevard, San Antonio, TX 78251

SF Business Address, One Market, Steuart Tower, Suite 1800, San Francisco, CA 94105-1016
H    Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
I    Business Address, 8332 Woodfield Crossing Blvd., Indianapolis, IN 46240


(c)  Not applicable

Item 30.  Location of Accounts and Records

All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company ("Lincoln Life"), 1300 S. Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by Delaware Management Company, One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103.

Item 31.  Management Services

                                   SIGNATURES

(a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Post-Effective Amendment No. 8 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 12th day of February, 2003.


                    LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H
                    (Registrant)
                    American Legacy III


                    By: /s/ Ronald L. Stopher
                        -----------------------------
                            Ronald L. Stopher
                            Vice President, The Lincoln National Life Insurance Company

                    THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                            (Depositor)

                    By: /s/ Rise C. M. Taylor
                        -----------------------------
                            Rise C. M. Taylor
                            (Signature-Officer of Depositor)
                            Vice President, The Lincoln National Life Insurance Company
                            (Title)

(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on February 12, 2003.


Signature                                  Title
---------                                  -----

  *
-----------------------------              President and Director
Jon A. Boscia                              (Principal Executive Officer)

  *
-----------------------------              Executive Vice President,
Lorry J. Stensrud                          Chief Executive Officer of
                                           Lincoln Retirement, and Director

  *
-----------------------------              Senior Vice President, Chief
Janet Chrzan                               Financial Officer and Director
                                           (Principal Accounting Officer and
                                           Principal Financial Officer)

  *
-----------------------------              Director
Barbara S. Kowalczyk

  *
-----------------------------              Executive Vice President,
John H. Gotta                              Chief Executive Officer of
                                           Life Insurance, and Director

  *
-----------------------------              Director
Richard C. Vaughan


-----------------------------              Director
Jude T. Driscoll

  *
-----------------------------              Chief Investment Officer and Director
See Yeng Quek

*By  /s/ Rise C. M. Taylor                 Pursuant to a Power of Attorney
   --------------------------
      Rise C. M. Taylor